Annual

                                     Report

                                December 31, 1999

                   The Riverfront Large Company Select Fund

                          The Riverfront Balanced Fund

                   The Riverfront Small Company Select Fund

                        The Riverfront Income Equity Fund

                  The Riverfront U.S. Government Income Fund
         The Riverfront U.S. Government Securities Money Market Fund



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NOT FDIC                           NO BANK                         MAY LOSE
INSURED                           GUARANTEE                          VALUE
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Table of Contents                                           The Riverfront Funds

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

Message From The President..................................................   2
Message From The Investment Adviser.........................................   3
Performance Reviews.........................................................   4
Report of Independent Auditors..............................................  19
Statements of Assets and Liabilities........................................  20
Statements of Operations....................................................  22
Statements of Changes in Net Assets.........................................  24
Schedules of Portfolio Investments..........................................  26
Notes to Financial Statements...............................................  37
Financial Highlights........................................................  44

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Message From The President                                  The Riverfront Funds

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Dear Shareholder:

I am pleased to present the Combined Annual Report to Shareholders for The Riverfront Funds. This Report covers the fiscal year period from January 1, 1999 through December 31, 1999, and includes commentary by the Funds' investment adviser and the audited financial statements, including the portfolio of investments.

The Financial Markets In Review

Overall, it was a positive, volatile year for stocks. However, performance concentrated among a relatively narrow group of stocks--particularly within the technology sector--while small-company stocks experienced a much welcomed rebound. It continued to be a difficult period for bond investors from a total return perspective, as a rising interest rate environment caused bond prices to decline across the board.

A fund-by fund performance summary is as follows:

Riverfront Large Company Select Fund

At the end of the reporting period, the fund's portfolio of large-company stocks included such household names as AT&T Corp., Bank of America Corp., Bristol-Myers Squibb, Coca-Cola Co., Dell Computer Corp., Ebay Inc., Ford Motor Co., Gap Inc., Merck & Co., Inc. Procter & Gamble Co., Time-Warner Inc., Wal-Mart Stores, Inc. and Yahoo Inc. Investor A Shares produced a total return of 33.57%, or 27.60% adjusted for the fund's sales charge, through a $3.70 increase in net asset value and $0.96 per share in capital gains. Investor B Shares produced a total return of 32.52%, or 28.52% adjusted for the fund's contingent deferred sales charge, through a $3.49 increase in net asset value and $0.96 per share in capital gains. Total fund assets totaled $107 million at the end of the period.

Riverfront Balanced Fund

This fund invests in a classic combination of two key financial markets: stocks and bonds. At the end of the reporting period, 58% of the fund's portfolio was invested in stocks, with the remainder invested in bonds and money market securities. Investor A Shares produced a total return of 13.15%, or 8.09% adjusted for the fund's sales charge. Contributing to the total return were $0.36 increase in net asset value, $0.18 per share in dividends and $1.15 per share in capital gains. Investor B Shares produced a total return of 12.10%, or 8.10% adjusted for the fund's contingent deferred sales charge. Contributing to the total return were a $0.41 increase in net asset value, $0.07 per share in dividends and $1.15 per share in capital gains. The fund's total assets reached $30.1 million at the end of the reporting period.

Riverfront Small Company Select Fund

The fund's relatively aggressive portfolio of stocks issued by smaller companies recorded extremely strong returns.* The fund's Investor A Shares produced a total return of 47.08%, or 40.49% adjusted for the fund's sales charge, through a $3.55 increase in net asset value and $0.16 per share in capital gains. Investor B Shares produced a total return of 46.01%, or 42.00% adjusted for the fund's contingent deferred sales charge, through a $3.58 increase in net asset value and $0.16 per share in capital gains. Total fund assets total $25.6 million at the end of the reporting period.

Riverfront Income Equity Fund

This fund pursues income and capital appreciation through high-quality dividend-paying stocks that, at the end of the reporting period, included companies like Bank of America Corp., Clorox Co., The Walt Disney Co., Exxon Mobil Corporation, IBM Corp., Intel Corp., MCI Worldcom, Inc., Microsoft Corp., Monsanto Co., Pfizer, Inc. and Time Warner, Inc. During the reporting period, Investor A Shares produced a total return of 7.44% or 2.64% adjusted for the fund's sales charge. Contributing to the total return were a $0.75 increase in net asset value and $0.03 per share in dividends. Investor B Shares produced a total return of 6.65%, or 2.65% adjusted for the fund's contingent deferred sales charge. Contributing to the total return were a $0.71 increase in net asset value and $0.01 per share in dividends. Fund assets totaled $37.8 million at the end of the reporting period.

Riverfront U.S. Government Income Fund

The fund pursues income through a portfolio that, at the end of the reporting period, invested primarily in U.S. government agency securities (60.8%), corporate bonds (20.7%), and U.S. Treasury securities (16.5%). Investor A Shares provided shareholders with dividends totaling $0.49 per share. As interest rates rose during the period, the net asset value of the fund declined from $9.65 to $9.02. Through income and the decline in net asset value, the fund's Investor A Shares produced a total return of (1.43)%, or (5.82)% adjusted for the fund's sales charge. Investor B Shares provided shareholders with dividends totaling $0.41 per share. As interest rates rose during the period, the net asset value of the fund declined from $10.93 to $10.28. Through income and the decline in net asset value, the fund's Investor B Shares produced a total return of (2.25)%, or (6.01)% adjusted for the fund's contingent deferred sales charge. Total fund assets reached $38 million at the end of the reporting period.

Riverfront U.S. Government Securities Money Market Fund

Designed to provide you with a convenient way to earn daily income on your ready cash, the fund's portfolio of U.S. government money market securities paid dividends totaling $0.045 per share, while maintaining a stable share value of $1.00.** More than $194.5 million was at work in the fund at the end of the reporting period.

Thank you for pursuing your goals through The Riverfront Funds. We look forward to keeping you up-to-date on the details of your investment on a regular basis, and providing you with the highest level of service possible.

Sincerely,
/s/ Edward C. Gonzales
Edward C. Gonzales
President
February 15, 2000

 * In return for higher growth potential, small company stocks can be more volatile than large company stocks.

** An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

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Message From The Investment Adviser                         The Riverfront Funds

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[Logo of Provident Investment Advisors]

February 1, 2000

Dear Shareholders:

As we enter the new year, we have good reason to celebrate--the longest period of uninterrupted economic growth in our country's history. While we will witness certain politicians taking credit, the true reasons are continued low inflation, enhanced worker productivity and solid corporate earnings growth. The U. S. economy grew at 4.1% in 1999, exceeding nearly every forecast. Consumer spending, up 5.5%, was the lead driver once again. Capital spending was strong as well, up 7.0%. Importantly, growth was stronger in the second half of 1999 with the Gross Domestic Product ("GDP") up 5.7% and 5.8% in the third and fourth quarters respectively. The Federal Reserve Board (the "Fed") raised short-term interest rates in the past year and, in our opinion, will continue to do so until consumer spending slows. While inflation remains subdued, the potential for higher prices resulting from a tight labor market and sizable consumer demand is the focus of the Fed. As a result, short-term interest rates will likely rise throughout 2000 creating a more difficult environment for most financial assets.

Interest rates rose steadily throughout last year. Short-term three-month U. S. Treasury Bills increased from 4.47% to 5.42% in yield, while long-term 30 year Treasuries increased from 5.15% to 6.53% in yield. These increases in yield resulted in negative price returns from bonds and most bond funds.

Returns from stocks were again robust, especially growth stocks. In another volatile year, the Standard & Poor's 500 Composite Price Index (the "S&P 500 Index"*) returned 21.4% as the technology components of the index moved up 75%, 34.5% in the fourth quarter alone. While 1999 was another 20% plus year for the S & P 500 it was also a year of above average volatility. According to Crandall Pierce, 58% of all trading days within the NASDAQ saw a 1% or more change in price. Style differences had a meaningful impact on performance again in 1999. Growth funds outpaced value funds once again last year.

Unlike prior years where only large-cap growth funds shined, small-cap growth funds generated sizable gains. Value funds, regardless of market cap, under performed.

Operating earnings for the S & P 500 in 1999 are estimated to have grown by nearly 14%, higher than most estimates. We forecast a solid 12% gain for 2000. The economic environment is nearly perfect. Even if higher interest rates slow the pace of growth this year, it will be from a higher base than was generally thought, just a few months ago.

The winds of volatility are blowing through the stock markets, scattering companies and investors in their path. Fears of rising interest rates appear to be the main culprit. In times like these, especially after such a strong year for technology stocks, it might be easy to lose sight of the real changes occurring in the business world. We attempt to stay focused on the fundamental reasons for the companies we invest in and prefer to let others get distracted by the day-to-day noisy market activities. We believe that there are some very powerful long-term trends in place that have the potential to produce some very good returns for investors who are positioned for it.

Successful investors must understand technology. Not only has technology become such a large part of the market (now about 30% of the S & P 500 Index), but technology is affecting all businesses. Investors must develop new mental models in which to understand this new investment environment. This task is made all the more challenging by the short-term volatility we experience day- to-day in the marketplace, but we believe that investors will be rewarded for making this effort.

On behalf of my associates, we thank you for your confidence in us and wish you all the best in the new year.

Sincerely,
/s/ C. Edwin Riley, Jr.
C. Edwin Riley
President
Chief Investment Officer

* The S&P 500 Index is an unmanaged index of common stocks in industry, transportation, and financial and public utility companies. Investments cannot be made in an index.

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Performance Reviews                                         The Riverfront Funds

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                    The Riverfront Large Company Select Fund

The Riverfront Large Company Select Fund delivered a total return of 33.57% (Investor A Shares) in 1999(/1/). It was the second year in a row that the Fund outperformed the S&P 500 Index by more than 10%. In 1999 the S&P 500 Index, an unmanaged benchmark, rose 21.04%. The Fund also performed well versus a peer universe of other funds with similar investment objectives.

The Fund's longer-term results are also extremely strong. Over the last three and five periods the Fund has posted average annual returns of better than 30%. Over the last three years, ended December 31, 1999, the Fund's total return averaged 33.43% per year, and over the last five years, the Fund's total return averaged 31.95% per year(/1/). These results compare favorably to the three and five year returns for S&P 500 Index of 27.57% and 28.55%, respectively.

1999 was another challenging year for all investors. Most of the market's gains came in the fourth quarter as concerns about possible Year 2000 computer problems dissipated and as investors become increasingly confident about prospects for technology companies. In the fourth quarter, the S&P 500 Index rose 14.9%, while the S&P Technology Sector rose 34.5% to finish the year with a 75.0% gain.

Investments in computing technology, the growth of telecommunications, and the Internet are driving our economic growth. New industries are developing and companies around the world are investing in new technologies to re-tool their existing operations to become more competitive. New technologies are changing the way we communicate, the way we buy products and services, and the way that business is conducted. We believe that these changes are just beginning and the technological trends will last for a long while. The Fund's success in 1999 can, in part, be attributed to the Fund's positioning to benefit from major trends in technology.* Each of the major holdings in the Fund are either using new technologies to their advantage, or providing those new technologies to other companies.

The ten largest holdings in the Fund as of December 31, 1999 are EMC Corporation (5.10% of net assets), Cisco Systems (5.00% of net assets), Microsoft (4.69% of net assets), America Online (4.53% of net assets), Wal-Mart Stores (4.39% of net assets), General Electric (4.19% of net assets), Tyco International (3.28% of net assets), Dell Computer (3.26% of net assets), MCI Worldcom (3.16% of net assets), and Home Depot (2.89% of net assets).

When making investments in the Fund, we look for companies with the following attributes. We seek to invest in companies that are more profitable, as measured by return on equity, than the average company in the S&P 500 Index. We seek companies that are able to grow their revenues and earnings at consistently high rates. For example, last year the average company in the S&P 500 Index did not grow its revenues, whereas the average company in the Fund grew its revenues by 45% in 1999. Similarly, in 1999 the earnings growth for the average company in the S&P 500 Index was 9%, whereas the average earnings growth for the companies in the Fund was 28%. We believe that over time stock price performance will track the growth in companies' earnings. Other factors that are important to us when making investments include earnings stability, debt levels, cash flow growth, market opportunity, competitive position, management strength and depth, and valuation.

Along with the fundamental changes in the global economy come changes in the way many investors view investments. For many investors, growth is now more important than dividends, as tax rates on capital gains are often lower than tax on ordinary income. In the past, many investors used to examine a company's book value per share and compare it to the stock price. With increasing numbers of mergers, higher investments in research and development, and greater investments in intangible assets, companies' book values are no longer relevant. These changes are also impacting reported earnings and are challenging the relevancy of price-to-earnings ratios as a measure of valuation. Many investors also seem to be focused on short-term events, and stock price volatility often seems extreme.

(1)  Total returns quoted are for Class A Shares at net asset value.

 * Concentration in the technology sector may involve a higher degree of market risk.

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Performance Reviews, continued                              The Riverfront Funds

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We remain committed to long-term investors. Market timing is not part of the
Fund's investment strategy. For those who engage in market timing, the task is difficult, as they must be right twice. They must not only sell out of the market at the "right" time, but they must also make purchases at the "right" time. In managing the Fund, we are solely focused on buying the most attractive long-term investments, not on market timing. This strategy is borne out in the Fund's investment results.

Under normal business conditions it is often difficult for companies to produce good returns for shareholders, much less under the more difficult conditions that many companies find themselves facing in the Year 2000. We are avoiding companies and industries that find themselves under "siege" by new competition armed with new technologies and almost limitless venture capital. We are also under-emphasizing interest rate sensitive and commodity price sensitive companies.

Our outlook for the Fund's performance is favorable. We remain fully invested in leading growth companies. We believe that the trends in technology are long-term in nature and will impact every single company. We are investing in areas of strength and in those companies that are the "attackers." We feel that attractive investments for 2000 are America Online Inc./Time Warner Inc., Amgen Inc., Citigroup Inc., EMC Corp-Mass, Exodus Communications Inc., Home Depot Inc., JDS Uniphase Corp., Nokia Corp. ADR, Microsoft Corp., MCI Worldcom Inc., Texas Instruments Inc., and Wal-Mart Stores, Inc., to name just a few. The Fund contains many other companies that we believe should produce good results for shareholders over the long-run.




[Graphic representation omitted. See Appendix A1]


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Performance Reviews, continued                              The Riverfront Funds

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[Graphic representation omitted. See Appendix A2]

[Graphic representation omitted. See Appendix A3]

The quoted performance of Investor A Shares of this Fund includes performance of certain collective trust funds accounts ("Commingled Accounts") advised by The Provident Bank, for periods dating back to 8/30/86 and prior to the fund's commencement of operations on 1/2/97, as adjusted to reflect the expenses associated with the Fund. The Commingled Accounts were not registered with the Securities and Exchange Commission and therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the accounts had been registered, the account's performance may have been adversely affected.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500 Index is an unmanaged index considered to be representative of the stock market as a whole. This index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investments cannot be made in an index. The performance of the Fund reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The Lipper Large-Cap Core Average is representative of an average of all funds in the Lipper Large-Cap Core category of funds.

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Performance Reviews, continued                              The Riverfront Funds

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                          The Riverfront Balanced Fund

The Riverfront Balanced Fund delivered a total return of 13.15% (investor A shares at net asset value) in 1999, outperforming the average Balanced Fund return of 8.69% tracked by Lipper Analytical Services. Over the last three years the Fund's 18.30% average annual return is ranked by Lipper in the 14% percentile, outperforming 86% of all balanced funds(/1/).

The Riverfront Balanced Fund is a diversified hybrid fund of stocks, bonds and cash equivalents. Over the past several years the performance was attributable to excellent returns from the common stocks owned in the Fund. The ten largest equity holdings in the Fund as of December 31, 1999 are:


  1. Microsoft............................................................. 3.9%
  2. Cisco Systems........................................................  3.6%
  3. Home Depot...........................................................  3.6%
  4. Wal-Mart Stores......................................................  3.2%
  5. EMC..................................................................  2.9%
  6. Time Warner Inc......................................................  2.7%
  7. General Electric.....................................................  2.6%
  8. Dell Computer........................................................  2.6%
  9. Walgreen Co..........................................................  2.0%
 10. Tyco International...................................................  2.0%

When making equity investments in the Fund, we look for companies with the following attributes. We seek to invest in companies that are more profitable, as measured by return on equity, than the average company in the S&P 500 Index. We seek companies that are able to grow their revenues and earnings at consistently high rates. For example, last year the average company in the S&P 500 Index did not grow it's revenues, whereas the average company in the Fund grew its revenues 45% in 1999. Similarly, in 1999 the earnings growth for the average company in the S&P 500 Index was 9% whereas the average earnings growth for the companies in the Fund was 28%. We believe that over time stock price performance will track the growth in company's earnings. Other factors that are important to us when making investments include earnings stability, debt levels, cash flow growth, market opportunity, competitive position, management strength and depth, and valuation.

[Graphic representation omitted. See Appendix A4]

(1) Lipper rankings are based on total return and do not take sales charges into account. During the ranking period, certain Fund expenses were waived, otherwise, total return would have been lower. For the one-, three-, and five-year periods, the Fund Lipper ranking within the balanced funds category were as follows: 109/450; 46/335; and 101/223, respectively.

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Performance Reviews, continued                              The Riverfront Funds

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[Graphic representation omitted. See Appendix A5]

[Graphic representation omitted. See Appendix A6]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns set forth for the Fund reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total return may have been lower.

The S&P 500 Index and the Lehman Brothers Intermediate Government/Corporate Bond Index are considered to be representative of the stock and bond markets, respectively. They do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the fund reflects the deduction of fees for these value-added services. The Lipper Balanced Average is representative of an average of all funds in the Lipper Balanced category.

The Fund is also being measured against a benchmark of blended indices which represents 50% of the S&P 500 Index and 50% of the Lehman Brothers Intermediate Government/Corporate Bond Index. Indexes are unmanaged and investments cannot be made in an index.

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Performance Reviews, continued                              The Riverfront Funds

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                    The Riverfront Small Company Select Fund

The Small Company Select Fund finished 1999 with a total return of 47.08%*. The S&P Small Cap 600, its primary benchmark, closed the year up 12.41%. The Fund's three year average annual return of 19.53%* also compares favorably with the S&P Small Cap 600 average of 11.61%.

During 1999 the differentiation between Small and Large Companies became increasingly clouded. Many small companies, especially those projected to have rapid growth, were bid up to relatively high prices and in some cases to large market capitalization prices. Most of these stocks are technology related, and in some way, tied to the Internet. With this rapid growth came volatility and the risk that many of these stocks could decline as rapidly as they rose.

Our challenge was and continues to be to find those small capitalization companies that have the necessary business model to continue to compete in this changing environment. Much of the recent press has focused on which Internet stocks may or may not survive. We believe one also needs to examine which traditional old line companies lack the vision to see the change occurring and, therefore, may not survive. The risk is both with the new and the old.

We believe that we have put together a portfolio of high quality small companies that will continue to grow and prosper. The majority of the top ten holdings are technology related. The focus is on companies that supply the infrastructure of the Internet and wireless communication rather than on specific Internet properties. In the top ten we also hold one biotech company and one radio station operator.

The top ten companies and there respective weights in the portfolio are: i2 Technologies (7.37%); MedImmune (6.27%); Comverse Technology (5.39); Vitesse Semiconductor (5.32%); Sanmina (4.46%); NetSilicon (3.86%); Cox Radio (3.61%); Digex (3.31%); Tuts Systems Inc. (3.30%); and Exodus (3.30%). These stocks comprise 45.39% of the Fund and continue to lead the returns.

As we look at 2000 and beyond we see a continuation of rapid technological change. We believe that those small companies with the vision to embrace this change will continue to grow and prosper. Those that do not, regardless of sector or industry will suffer. We will continue to strive to find the visionaries and to avoid the rest. We believe this will provide the basis for continued solid return potential from the fund.

                            Small Company Select Fund

[Graphic representation omitted. See Appendix A7]

*  Total return quoted for Class A shares at net asset value


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Performance Reviews, continued                              The Riverfront Funds

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[Graphic representation omitted. See Appendix A8]

[Graphic representation omitted. See Appendix A9]


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The return of Investor A Shares includes the performance history of the MIM Stock Appreciation Fund and excludes that of the MIM Stock Growth Fund prior to acquisition. The returns set forth for the Fund reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total returns may have been lower.

The Russell 2000 Index is an unmanaged index considered to be representative of the small- to mid-sized stock market. The S&P 600 Small Cap Index is an unmanaged index representative of the top 600 small capitalization companies in the United States. Investments cannot be made in these indices. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. The Lipper Small-Cap Core Average is representative of an average of all funds in the Lipper Small-Cap Core category of funds.

Small company stocks may be less liquid and subject to greater price volatility than large company stocks. Funds that concentrate in the technology sector may be subject to a higher degree of market risk.

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Performance Reviews, continued                              The Riverfront Funds

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                        The Riverfront Income Equity Fund

1999 was a volatile, but ultimately strong year for equity indices. While the S&P 500 advanced a very respectable 21.04%, many of the more technology oriented indices were up considerably more, such as the NASDAQ's* 85.6% gain. The impressive gains of various indices masked the narrowness of the market. 1999 was one of the most narrow markets in the past fifteen years with less than one-third of the stocks on the S&P 500 outperforming the average. Meanwhile, about 70% of the stocks within the technology sector outperformed the S&P 500.

Such an environment made it challenging for value style, income oriented funds to perform as well as an overall broader index such as the S&P 500. However, we are pleased to report that the Riverfront Income Equity Fund posted a solid 7.4% (Investor A shares at net asset value) total return in 1999 compared to 4.6% for the Lipper Equity Income average.

We are especially pleased that our increased focus on stock selection and the addition to our weightings in technology and communications services were rewarded with very strong results in the fourth quarter. In that period, our total return was 10.0% (Investor A shares at net asset value) vs. 4.1% for Lipper Equity Income Index.

We are optimistic about the outlook for 2000 and believe your Fund is well positioned for what we believe is likely to be another volatile but rewarding year. It remains our opinion that the best values are in those companies which can actually grow their revenues and earnings. We believe our careful bottom-up stock selection process can continue to do well in such an environment. Technology and communication services, where we are well represented, in our opinion, will likely continue to be the engines of growth.

We thank you for your continued support.

* NASDAQ is a national computer network through which securities dealers execute and post transactions as well as record prices. The NASDAQ is the major method of over-the-counter trading.

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Performance Reviews, continued                              The Riverfront Funds

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[Graphic representation omitted. See Appendix A10]

[Graphic representation omitted. See Appendix A11]



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Performance Reviews, continued                              The Riverfront Funds

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[Graphic representation omitted. See Appendix A12]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns set forth for the Fund reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total return may have been lower.

The S&P 500 Index is an unmanaged index considered to be representative of the stock market as a whole. This index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Indexes are unmanaged and investments cannot be made in an index. The Lipper Equity Income Average is representative of an average of all funds in the Lipper category of equity income.

--------------------------------------------------------------------------------



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Performance Reviews, continued                              The Riverfront Funds

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                   The Riverfront U.S. Government Income Fund

The fixed income market experienced one of its worst years on record in 1999 and, as measured by the 30 year Treasury bond, it was the worst recorded year since 1977. The Federal Reserve Board (the "Fed") was sufficiently concerned about the strong economy that they raised short-term rates three times in 1999. The market anticipates additional increases throughout the new year. The Consumer Price Index ("CPI") remained modest at 2.6% during the past year. The yield curve, while positively sloped for most of 1999, flattened during the fourth quarter as short term interest rates spiked in response to continued strong economic data. We expect the Fed will continue to raise short-term interest rates until consumer spending shows signs of slowing, thereby relieving some of their fears given the tight labor markets.

We correctly anticipated the rise in bond yields in the first half of 1999 and kept a short duration portfolio during that period. We adjusted to a neutral duration at midyear and a long duration portfolio in the latter half of 1999. The first two actions benefited Fund performance versus the benchmark while the last proved to be premature and diluted performance as bond prices continued to decline. The Fund performance results were (1.43)% total return for 1999 (Investor A Shares at net asset value), but were better than the Lipper Intermediate US Government Index (2.76)%.

We anticipate a deceleration in economic growth in 2000 to a Gross Domestic Product level of 3% to 3.5% from the 4.3% growth in 1999. With this forecast and real yields at historically high levels, we anticipate maintaining the long duration portfolio. We anticipate that the yield curve may become inverted (higher short term and lower long term rates) should the Federal Reserve become aggressive in raising short-term rates to slow the economy. Long-term rates may reach 7.00% in early 2000 before the evidence of slower growth arrives.

Given the budget surplus, we anticipate that the issuance of Government debt will decline this year and the Treasury Department may institute a buyback program. This leads us to favor Treasuries in lieu of corporates, which are in ample supply. We would also favor a high allocation in callable agency product to take advantage of the wide spreads available with a reduction in mortgage product.

[Graphic representation omitted. See Appendix A13]
[Graphic representation omitted. See Appendix A14]
[Graphic representation omitted. See Appendix A15]


--------------------------------------------------------------------------------
Performance Reviews, continued                              The Riverfront Funds

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns set forth for the Fund reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total return may have been lower.

The Lehman Brothers U.S. Government Index is considered to be representative of mortgage-backed government bonds and intermediate-term bonds. The Fund is also measured against the Lipper Intermediate U.S. Government Index which measures the performance of the 30 largest mutual funds in the intermediate term government bond category. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The indices are unmanaged, and investments cannot be made in an index.

--------------------------------------------------------------------------------
Performance Reviews, continued                              The Riverfront Funds

--------------------------------------------------------------------------------
          The Riverfront U.S. Government Securities Money Market Fund

Short-term interest rates rose in 1999 as the Federal Reserve ( the "Fed") reversed the 75 basis point drop they implemented in 1998 to offset the concerns about credit conditions and credit spreads. The increase in rates occurred as the economy accelerated beyond the so-called "speed limit" as consumer spending soared. Market expectations are that the Fed will continue to raise rates in the first half of 2000. We believe that a 50 basis point rise from current levels is the most likely outcome of Federal Open Market Committee ("FOMC") meetings in the first half of 2000. From there, the Fed will consider the economic data of the first half and move accordingly. We sense the preferred level of Gross Domestic Product (the "GDP") is close to 3%.

The average maturity of the Fund varied throughout the year. From 60 days at the beginning of the year to slightly longer during mid-year to 51 days at year-end. The 30-day yield on the fund at December 31, 1999 was 5.23%.

We expect economic activity to decelerate in 2000 to a level of 3% to 3.5%, slower than the 4.3% growth in 1999. As of early 2000 about 75 basis points of tightening has been built into the yield curve. Therefore we expect to maintain a short duration target as rates rise in the first half of the year. The portfolio reflected a barbell maturity structure in late 1999 to compensate for any Y2K effects at year-end. Now that Y2K issues have passed without incident, we plan to implement a laddered maturity structure. Should the economy show signs of slowing later in the period, we anticipate extending the maturities to attempt to lock in the higher yields.

[Graphic representation omitted. See Appendix A16]

Past performance is no guarantee of future results. Yield will vary. Yields quoted for money market funds most closely reflect the fund's current earnings.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The returns set forth for the Fund reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total returns would have been lower and the 7-day net yield would have been 4.91. Yield will vary. Yields quoted for money market funds most closely reflect the Fund's current earnings.

The U.S. 30-Day Treasury Bill Index is considered to be representative of the U.S. 30-Day Treasury bill market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investments cannot be made in an index. The performance of the Fund reflects the deduction of fees for these value- added services.

--------------------------------------------------------------------------------
Report of Independent Auditors

--------------------------------------------------------------------------------
The Riverfront Funds
To the Shareholders and Trustees
The Riverfront Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of The Riverfront Funds (comprised of Large Company Select Fund, Balanced Fund, Small Company Select Fund, Income Equity Fund, U.S. Government Income Fund, and U.S. Government Securities Money Market Fund (collectively, the "Funds")) as of December 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years for the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years for the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP

Cincinnati, Ohio
February 11, 2000

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1999


                                        Large Company   Balanced    Small Company
                                         Select Fund      Fund       Select Fund
                                        -------------  -----------  -------------
Assets:
Investments, at value (Cost $64,357,369,
$24,845,235, and
$15,050,627 respectively).............. $106,749,274   $29,967,352   $25,601,734
Interest and dividends receivable......       59,338       217,658         9,443
Receivable for investments sold........      382,337           --            --
Receivable for capital shares issued...      140,464        37,938           600
Unamortized organization costs.........          306           --            --
Prepaid expenses and other assets......        5,406           --          7,757
                                        ------------   -----------   -----------
Total Assets...........................  107,337,125    30,222,948    25,619,534
                                        ------------   -----------   -----------
Liabilities:
Payable for capital shares redeemed....       85,342        30,731         1,166
Accrued expenses and other payables:
 Investment advisory fees..............       69,668        20,126        16,074
 Administration fees...................       14,924         4,304         3,414
 Custodian and accounting fees.........       13,458         4,520         3,453
 Distribution fees.....................       36,615        16,302         5,115
 Transfer agent fees...................          --          3,563        18,436
 Audit and legal fees..................        4,215         8,253         3,257
 Other.................................        1,951         6,371         4,212
                                        ------------   -----------   -----------
Total Liabilities......................      226,173        94,170        55,127
                                        ------------   -----------   -----------
Net Assets:
Capital................................   62,955,914    24,972,571    13,938,178
Net unrealized
appreciation/depreciation on
investments............................   42,391,905     5,122,117    10,551,107
Accumulated net realized gains on
 investment transactions...............    1,763,133        34,090     1,075,122
                                        ------------   -----------   -----------
 Net Assets............................ $107,110,952   $30,128,778   $25,564,407
                                        ============   ===========   ===========
Net assets

 Investor A Shares..................... $ 81,317,823   $12,961,868   $23,633,330
 Investor B Shares.....................   25,793,129    17,166,910     1,931,077
                                        ------------   -----------   -----------
   Total............................... $107,110,952   $30,128,778   $25,564,407
                                        ============   ===========   ===========
Shares of capital stock
 Investor A Shares.....................    4,623,358       967,625     2,065,434
 Investor B Shares.....................    1,501,733     1,228,613       164,752
                                        ------------   -----------   -----------
   Total...............................    6,125,091     2,196,238     2,230,186
                                        ============   ===========   ===========
Net asset value

 Investor A Shares--redemption price

  per share............................ $      17.59   $     13.40   $     11.44
 Investor B Shares--offering price per
  share*...............................        17.18         13.97         11.72
                                        ============   ===========   ===========
Maximum sales charge (Investor A)......         4.50%         4.50%         4.50%
                                        ============   ===========   ===========
Maximum offering price per share
 (100%/(100%--maximum sales charge) of
 net asset value adjusted to nearest
 cent) (Investor A).................... $      18.42   $     14.03   $     11.98
                                        ============   ===========   ===========

-------
*Redemption price of Investor B shares varies based on length of time shares are held.

See Notes which are an integral part of the Financial Statements

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1999



                                     Income     U.S. Government  U.S. Government
                                     Equity         Income       Securities Money
                                      Fund           Fund          Market Fund
                                   -----------  --------------- ----------------
Assets:
Investments, at value (Cost
$34,112,696, $39,826,293, and
$149,542,370 respectively)........ $37,697,107    $37,827,744     $149,542,370
Repurchase agreements (Cost $0,
$0, and $45,318,000
respectively).....................         --             --        45,318,000
                                   -----------    -----------     ------------
Total investments.................  37,697,107     37,827,744      194,860,370
Cash..............................         --             --               136
Interest and dividends
receivable........................      52,830        491,526          575,039
Receivable for capital shares
issued............................         550          1,122              --
                                   -----------    -----------     ------------
Total Assets......................  37,750,487     38,320,392      195,435,545
                                   -----------    -----------     ------------
Liabilities:
Dividends payable.................         --             --           798,526
Payable for capital shares
redeemed..........................       9,597            200              --
Accrued expenses and other
payables:
 Investment advisory fees.........      30,387         13,113           22,549
 Administration fees..............       5,336          5,533           25,220
 Custodian and accounting fees....       5,970          3,742            7,864
 Distribution fees................      13,188          7,363           14,931
 Transfer agent fees..............      10,574          4,237            4,333
 Audit and legal fees.............       9,371          4,581           18,248
 Other............................      16,421          7,599           16,372
                                   -----------    -----------     ------------
Total Liabilities.................     100,844         46,368          908,043
                                   -----------    -----------     ------------
Net Assets:
Capital...........................  40,327,971     40,583,126      194,529,732
Accumulated undistributed net
investment income.................         --             --               --
Net unrealized
appreciation/depreciation on
investments.......................   3,584,411     (1,998,549)             --
Accumulated net realized (losses)
 and distributions in excess of
 realized gains...................  (6,262,739)      (310,553)          (2,230)
                                   -----------    -----------     ------------
 Net Assets....................... $37,649,643    $38,274,024     $194,527,502
                                   ===========    ===========     ============
Net assets

 Investor A Shares................ $26,075,308    $36,720,307     $194,527,502
 Investor B Shares................  11,574,335      1,553,717               --
                                   -----------    -----------     ------------
   Total.......................... $37,649,643    $38,274,024     $194,527,502
                                   ===========    ===========     ============
Shares of capital stock
 Investor A Shares................   2,324,463      4,071,843      194,529,732
 Investor B Shares................   1,009,384        151,118               --
                                   -----------    -----------     ------------
   Total..........................   3,333,847      4,222,961      194,529,732
                                   ===========    ===========     ============
Net asset value
 Investor A Shares--redemption

  price per share................. $     11.22    $      9.02     $       1.00
 Investor B Shares--offering

  price per share*................       11.47          10.28              N/A
                                   ===========    ===========     ============
    Maximum sales charge (Investor

A)................................        4.50%          4.50%             N/A
                                   ===========    ===========     ============
Maximum offering price per share (100%/(100%--maximum sales charge) of net asset value adjusted to nearest cent)

 (Investor A) (a)................. $     11.75    $      9.45     $       1.00
                                   ===========    ===========     ============

-------
(a) Offering price and redemption price are the same for the U.S. Government Securities Money Market Fund.

 * Redemption price of Investor B shares varies based on length of time shares are held.

N/A Not applicable

See Notes which are an integral part of the Financial Statements

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------
The Riverfront Funds                        For the Year Ended December 31, 1999



                                       Large Company  Balanced   Small Company
                                        Select Fund     Fund      Select Fund
                                       ------------- ----------  -------------
Investment Income:
Interest income.......................  $     2,436  $  626,389   $   12,701
Dividend income.......................      615,743     216,587       53,085
                                        -----------  ----------   ----------
Total Income..........................      618,179     842,976       65,786
                                        -----------  ----------   ----------
Expenses:
Investment advisory fees..............      648,700     259,010      156,209
Administration fees...................      139,440      49,503       33,720
Distribution services fee (Investor A
Shares)...............................      158,863      31,838       45,272
Distribution services and shareholder
service fees (Investor B Shares)......      175,423     160,060       14,174
Custodian and accounting fees.........      123,244      46,151       30,649
Audit and legal fees..................       17,604      14,185        8,154
Organization costs....................        3,037          --           --
Trustees' fees and expenses...........        5,873       5,236        2,470
Transfer agent fees...................       56,663      45,749       82,553
Registration and filing fees..........       13,724       9,543       13,286
Printing costs........................       14,465       7,591        5,799
Other.................................        1,258         667          584
                                        -----------  ----------   ----------
Gross Expenses........................    1,358,294     629,533      392,870
Less: Fee waivers
  Investment advisory fees............           --     (29,118)          --
  Distribution services fee (Investor
   A Shares)..........................           --      (7,650)          --
                                        -----------  ----------   ----------
    Net Expenses......................    1,358,294     592,765      392,870
                                        -----------  ----------   ----------
Net Investment Income (Loss)..........     (740,115)    250,211     (327,084)
                                        -----------  ----------   ----------
Realized/Unrealized Gains from
Investments:
Net realized gains from investment
transactions..........................    7,307,164   2,205,251    1,862,302
Net change in unrealized appreciation
from investments......................   18,562,507     919,903    6,677,529
                                        -----------  ----------   ----------
Net realized/unrealized gains from
investments...........................   25,869,671   3,125,154    8,539,831
                                        -----------  ----------   ----------
Change in net assets resulting from
operations............................  $25,129,556  $3,375,365   $8,212,747
                                        ===========  ==========   ==========

See Notes which are an integral part of the Financial Statements

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------
The Riverfront Funds                        For the Year Ended December 31, 1999




                                                                  U.S. Government

                                       Income     U.S. Government Securities Money
                                     Equity Fund    Income Fund     Market Fund
                                     -----------  --------------- ----------------
Investment Income:
Interest income....................  $    35,204    $ 2,411,593      $8,760,526
Dividend income....................      948,607         82,654              --
                                     -----------    -----------      ----------
Total Income.......................      983,811      2,494,247       8,760,526
                                     -----------    -----------      ----------
Expenses:
Investment advisory fees...........      450,118        159,434         257,456
Administration fees................       82,918         68,866         296,371
Distribution services fee (Investor
A).................................       84,622         96,058         429,122
Distribution services and
shareholder service fees (Investor
B).................................      133,922         14,172              --
Custodian and accounting fees......       74,446         44,887          87,231
Audit and legal fees...............       27,038         12,528          52,551
Trustees' fees and expenses........       10,975          5,326          17,835
Transfer agent fees................       74,887         43,030          34,888
Registration and filing fees.......       20,002          7,076          23,666
Printing costs.....................       24,974         11,809          44,304
Other..............................        1,682            994           3,064
                                     -----------    -----------      ----------
Gross Expenses.....................      985,584        464,180       1,246,488
  Less: Distribution services fee
   (Investor A) waiver.............       (9,847)       (23,019)       (257,487)
                                     -----------    -----------      ----------
    Net Expenses...................      975,737        441,161         989,001
                                     -----------    -----------      ----------
Net Investment Income..............        8,074      2,053,086       7,771,525
                                     -----------    -----------      ----------
Realized/Unrealized Gains (Losses)
from Investments:
Net realized gains (losses) from
investment transactions............   (4,266,434)       241,461           4,189
Net change in unrealized
appreciation/(depreciation) from
investments........................    5,636,054     (2,873,329)             --
                                     -----------    -----------      ----------
Net realized/unrealized gains

(losses) from investments..........    1,369,620     (2,631,868)          4,189
                                     -----------    -----------      ----------
Change in net assets resulting from
operations.........................  $ 1,377,694    $  (578,782)     $7,775,714
                                     ===========    ===========      ==========

See Notes which are an integral part of the Financial Statements


--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Riverfront Funds

See Notes which are an integral part of the Financial Statements

                                  Large Company

Balanced                  Small Company

                                   Select Fund

Fund                     Select Fund

                            --------------------------  --------------------------
--------------------------
                             Year Ended    Year Ended    Year Ended    Year Ended
Year Ended    Year Ended

                            December 31,  December 31,  December 31,  December 31,
December 31,  December 31,
                                1999          1998          1999
1998          1999          1998
                            ------------  ------------  ------------  ------------
------------  ------------
Increase (Decrease) in Net
Assets:
Operations:
 Net investment income

 (loss)...................  $   (740,115) $  (261,052)  $   250,211   $   269,303
$  (327,084)  $  (256,555)
 Net realized gains
  (losses) from

  investment transactions..    7,307,164    8,153,519     2,205,251     3,474,428
1,862,302      (101,284)
 Net change in unrealized
  appreciation
  (depreciation) from
  investments.............    18,562,507    7,822,437       919,903     1,277,732
6,677,529      (164,771)
                            ------------  -----------   -----------   -----------
-----------   -----------
Change in net assets
resulting from
operations................    25,129,556   15,714,904     3,375,365     5,021,463
8,212,747      (522,610)
                            ------------  -----------   -----------   -----------
-----------   -----------
Distributions to
Shareholders:

Distributions to Investor
A Shareholders:

 From net investment

 income...................           --           --       (171,291)
(169,385)          --            --
 From net realized gains
 from investments.........    (4,204,804)  (6,012,066)   (1,027,715)
(1,567,457)     (333,579)   (2,744,106)
 In excess of net realized
 gains....................           --           --            --
--            --        (35,043)
Distributions to Investor
B Shareholders:

 From net investment

 income...................           --           --        (81,190)
(99,893)          --            --
 From net realized gains
 from investments.........    (1,361,120)  (1,129,216)   (1,314,945)
(1,864,419)      (25,695)     (127,743)
 In excess of net realized
 gains....................           --           --            --
--            --        (67,542)
                            ------------  -----------   -----------   -----------
-----------   -----------
Change in net assets from
shareholder

distributions.............    (5,565,924)  (7,141,282)   (2,595,141)
(3,701,154)     (359,274)   (2,974,434)
                            ------------  -----------   -----------   -----------
-----------   -----------
Capital Transactions:
 Proceeds from shares
 issued...................    36,567,464   13,309,662    10,666,264     3,341,172
2,822,590     1,954,127
 Dividends reinvested.....       823,101    7,080,161       243,906
3,609,340       355,663     2,842,226
 Cost of shares redeemed..   (10,059,721)  (4,824,558)   (6,703,936)   (4,174,349)
(6,208,477)   (6,135,730)
                            ------------  -----------   -----------   -----------
-----------   -----------
Change in net assets from
capital transactions......    27,330,844   15,565,265     4,206,234     2,776,163
(3,030,224)   (1,339,377)
                            ------------  -----------   -----------   -----------
-----------   -----------
Change in net assets......    46,894,476   24,138,887     4,986,458     4,096,472
4,823,249    (4,836,421)
Net Assets:
 Beginning of year........    60,216,476   36,077,589    25,142,320    21,045,848
20,741,158    25,577,579
                            ------------  -----------   -----------   -----------
-----------   -----------
 End of year..............  $107,110,952  $60,216,476   $30,128,778   $25,142,320
$25,564,407   $20,741,158
                            ============  ===========   ===========   ===========
===========   ===========
Share Transactions:
 Issued...................     2,388,070    1,025,833       779,375
244,765       344,221       223,267
 Reinvested...............        44,711      511,275        17,917
271,327        30,555       327,046
 Redeemed.................      (652,353)    (375,134)     (488,354)
(309,204)     (767,492)     (711,763)
                            ------------  -----------   -----------   -----------
-----------   -----------
Change in shares..........     1,780,428    1,161,974       308,938
206,888      (392,716)     (161,450)
                            ============  ===========   ===========   ===========
===========   ===========

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

--------------------------------------------------------------------------------
The Riverfront Funds


U.S. Government

                                  Income Equity              U.S.
Government             Securities Money

                                      Fund                     Income
Fund                  Market Fund

                            --------------------------  --------------------------
----------------------------
                             Year Ended    Year Ended    Year Ended    Year Ended
Year Ended     Year Ended

                            December 31,  December 31,  December 31,  December 31,
December 31,   December 31,
                                1999          1998          1999
1998          1999           1998
                            ------------  ------------  ------------  ------------
-------------  -------------
Increase (Decrease) in Net
Assets:
Operations:
 Net investment income....  $      8,074  $    890,928  $ 2,053,086   $ 2,333,410
$   7,771,525  $   7,676,947
 Net realized gains
  (losses) from

  investment transactions..   (4,266,434)    8,762,126      241,461
541,953           4,189         (2,666)
 Net change in unrealized
  appreciation
  (depreciation) from
  investments.............     5,636,054    (6,788,439)  (2,873,329)
286,081             --             --
                            ------------  ------------  -----------   -----------
-------------  -------------
Change in net assets
resulting from
operations................     1,377,694     2,864,615     (578,782)
3,161,444       7,775,714      7,674,281
                            ------------  ------------  -----------   -----------
-------------  -------------
Distributions to
Shareholders:

Distributions to Investor
A Shareholders:

 From net investment

 income...................        (8,767)     (832,004)  (2,023,573)
(2,287,710)     (7,771,525)    (7,676,947)
 From net realized gains
 from investments.........           --     (7,878,594)         --
--              --             --
 In excess of net realized
 gains....................           --     (1,694,145)         --
--              --             --
 From paid-in capital.....       (72,012)          --           --
--              --             --
Distributions to Investor
B Shareholders:

 From net investment

 income...................           --        (58,765)     (55,502)
(45,525)            --             --
 From net realized gains
 from investments.........           --     (1,734,789)         --
--              --             --
 In excess of net realized
 gains....................           --       (294,053)         --
--              --             --
 From paid-in capital.....        (7,104)          --           --
--              --             --
                            ------------  ------------  -----------   -----------
-------------  -------------
Change in net assets from
shareholder

distributions.............       (87,883)  (12,492,350)  (2,079,075)
(2,333,235)     (7,771,525)    (7,676,947)
                            ------------  ------------  -----------   -----------
-------------  -------------
Capital Transactions:
 Proceeds from shares
 issued...................     3,359,456     8,159,129    3,037,080     1,989,526
377,728,269    364,869,432
 Dividends reinvested.....        86,495    12,341,290      292,567
283,938       2,128,195      2,082,417
 Cost of shares redeemed..   (60,792,767)  (18,569,826)  (7,103,023)   (8,722,844)
(374,179,965)  (320,671,126)
                            ------------  ------------  -----------   -----------
-------------  -------------
Change in net assets from
capital transactions......   (57,346,816)    1,930,593   (3,773,376)
(6,449,380)      5,676,499     46,280,723
                            ------------  ------------  -----------   -----------
-------------  -------------
Change in net assets......   (56,057,005)   (7,697,142)  (6,431,233)
(5,621,171)      5,680,688     46,278,057
Net Assets:
 Beginning of year........    93,706,648   101,403,790   44,705,257    50,326,428
188,846,814    142,568,757
                            ------------  ------------  -----------   -----------
-------------  -------------
 End of year..............  $ 37,649,643  $ 93,706,648  $38,274,024   $44,705,257   $
194,527,502  $ 188,846,814
                            ============  ============  ===========   ===========
=============  =============
Share Transactions:
 Issued...................       315,914       658,371      319,518       205,307
377,728,269    364,869,432
 Reinvested...............         8,522     1,170,115       30,935
29,262       2,128,195      2,082,417
 Redeemed.................    (5,894,690)   (1,565,735)    (745,975)     (907,353)
(374,179,965)  (320,671,126)
                            ------------  ------------  -----------   -----------
-------------  -------------
Change in shares..........    (5,570,254)      262,751     (395,522)
(672,784)      5,676,499     46,280,723
                            ============  ============  ===========   ===========
=============  =============

See Notes which are an integral part of the Financial Statements


--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1999
Large Company Select Fund
Continued

                                                                          Market

 Shares                                                                Value
 ------ ---------------------------------------------------------   ------------
 Common Stocks (94.3%)
 Apparel (1.8%)
 33,825 Gap, Inc.................................................   $  1,555,950
  9,450 Intimate Brands, Inc.....................................        407,531
                                                                    ------------
                                                                       1,963,481

                                                                    ------------
 Automotive (0.6%)
 12,000 Ford Motor Co............................................        641,250
                                                                    ------------
 Banks (2.4%)
 11,000 Bank Of America Corp.....................................        552,063
  6,000 Chase Manhattan Corp.....................................        466,125
 17,940 Citigroup Inc............................................        996,791
  7,000 Fifth Third Bancorp......................................        513,625
                                                                    ------------
                                                                       2,528,604

                                                                    ------------
 Beverages (1.0%)
 17,500 Coca-Cola Co.............................................      1,019,375
                                                                    ------------
 Biopharmaceuticals (0.2%)
  1,000 MedImmune, Inc. (b)......................................        165,875
                                                                    ------------
 Business & Public Services (3.5%)
  9,000 Ariba, Inc.(b)...........................................      1,596,375
  2,500 CMG Information Services, Inc. (b).......................        692,188
  2,250 Commerce One Inc. (b)....................................        442,125
  4,000 Internet Capital Group, Inc. (b).........................        680,000
  5,000 United Parcel Service Class B............................        345,000
                                                                    ------------
                                                                       3,755,688

                                                                    ------------
 Commercial Services (0.4%)
    800 Freemarkets, Inc. (b)....................................        273,050
  8,000 Harris Interactive, Inc. (b).............................        104,500
                                                                    ------------
                                                                         377,550

                                                                    ------------
 Computers & Peripherals (15.2%)
 50,000 Cisco Systems, Inc. (b)..................................      5,356,250
 68,570 Dell Computer Corp.(b)...................................      3,497,070
 50,000 EMC Corp-Mass(b).........................................      5,462,500
  4,000 Hewlett-Packard Co.......................................        455,750
 10,000 IBM Corp.................................................      1,080,000
    400 Juniper Networks, Inc. (b)...............................        136,000
  4,000 Sun Microsystems, Inc. (b)...............................        309,750
                                                                    ------------
                                                                      16,297,320

                                                                    ------------
 Consumer Goods & Services (2.0%)
  6,700 Ebay Inc. (b)............................................        838,756
  3,000 Priceline.com, Inc. (b)..................................        142,125
  8,000 Procter & Gamble Co......................................        876,500
  1,000 Sony Corp. ADR...........................................        284,750
                                                                    ------------
                                                                       2,142,131

                                                                    ------------

                                                                          Market

 Shares                                                                Value
 ------ ---------------------------------------------------------   ------------
 Common Stocks, continued
 Diversified (7.9%)
      9 Berkshire Hathaway, Inc. Class A (b).....................   $    504,900
 29,000 General Electric Co......................................      4,487,750
 90,000 Tyco International Ltd...................................      3,498,750
                                                                    ------------
                                                                       8,491,400

                                                                    ------------
 Electronic Technology (0.7%)
  8,000 Solectron Corp. (b)......................................        761,000
                                                                    ------------
 Financial Services (2.3%)
 40,000 Charles Schwab Corp......................................      1,535,000
  8,600 Fannie Mae...............................................        536,963
 21,000 Firstar Corp.............................................        443,625
                                                                    ------------
                                                                       2,515,588

                                                                    ------------
 Insurance (1.3%)
 12,500 American International Group.............................      1,351,563
                                                                    ------------
 Media (4.1%)
 13,000 Clear Channel Communications, Inc. (b)...................      1,160,250
  6,000 Qwest Communications, Intl. (b)..........................        258,000
 20,000 SBC Communications, Inc..................................        975,000
 28,040 Time Warner, Inc.........................................      2,031,148
                                                                    ------------
                                                                       4,424,398

                                                                    ------------
 Medical Supplies (1.2%)
 14,000 Johnson & Johnson........................................      1,303,750
                                                                    ------------
 Oil-Integrated Companies (0.9%)
 12,190 Exxon Mobil Corporation..................................        982,057
                                                                    ------------
 Pharmaceuticals (7.1%)
 12,000 Amgen Inc. (b)...........................................        720,750
 14,000 Bristol-Myers Squibb.....................................        898,625
 15,040 Eli Lilly & Co...........................................      1,000,160
 19,000 Merck & Co., Inc.........................................      1,274,187
 50,000 Pfizer, Inc..............................................      1,621,875
 11,060 Schering-Plough..........................................        466,594
 20,000 Warner-Lambert Co........................................      1,638,750
                                                                    ------------
                                                                       7,620,941

                                                                    ------------
 Retail (10.8%)
 10,000 Amazon.com Inc. (b)......................................        761,250
 45,000 Home Depot, Inc..........................................      3,085,313
 73,000 Staples, Inc. (b)........................................      1,514,750
 50,000 Walgreen Co..............................................      1,462,500
 68,060 Wal-Mart Stores, Inc.....................................      4,704,647
                                                                    ------------
                                                                      11,528,460

                                                                    ------------
 Semiconductors (4.3%)
  2,000 Broadcom Corp. Class A (b)...............................        544,750
 25,800 Intel Corp...............................................      2,123,662
  5,000 Maker Communications, Inc. (b)...........................        213,750
 30,000 NETsilicon, Inc. (b).....................................        607,500

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1999
Large Company Select Fund


                                                                          Market

 Shares                                                                Value
 ------ ---------------------------------------------------------   ------------
 Common Stocks, continued
 Semiconductors, continued

  2,500 Silicon Image, Inc. (b)..................................   $    175,156
 10,000 Texas Instruments, Inc...................................        968,750
                                                                    ------------
                                                                       4,633,568

                                                                    ------------
 Software & Computer Services (14.0%)
  1,200 Alteon Websystems, Inc. (b)..............................        105,300
 64,000 America Online Inc. (b)..................................      4,828,000
  2,700 At Home Corp. Series A (b)...............................        115,763
  1,400 Clarent Corp. (b)........................................        108,850
  4,000 Digex Inc. (b)...........................................        275,000
 18,000 Exodus Communications, Inc. (b)..........................      1,598,625
  5,650 Gric Communications, Inc. (b)............................        143,369
  1,000 i2 Technologies, Inc. (b)................................        195,000
 10,000 Jacada Ltd. (b)..........................................        278,750
 43,000 Microsoft Corp. (b)......................................      5,020,250
  2,000 Oracle Corp. (b).........................................        224,125
  1,500 RealNetworks, Inc. (b)...................................        180,469
  6,000 Rhythms NetConnections (b)...............................        186,000
  1,900 Vitria Technology, Inc. (b)..............................        444,600
  3,000 Yahoo Inc. (b)...........................................      1,298,062
                                                                    ------------
                                                                      15,002,163

                                                                    ------------
 Telecommunications-Equipment (5.7%)
 10,000 AltiGen Communications, Inc. (b).........................        103,125
  4,000 JDS Uniphase Corp. (b)...................................        645,250
 28,000 Lucent Technologies, Inc.................................      2,094,750
  2,000 Metromedia Fiber Network, Inc. Class A (b)...............         95,875

                                                                          Market

  Shares                                                               Value
 --------- ------------------------------------------------------   ------------
 Common Stocks, continued
 Telecommunications-Equipment, continued

     4,500 MRV Communications, Inc. (b)..........................   $    282,937
     5,000 Network Solution Inc. (b).............................      1,087,812
     5,000 Nokia Corp. ADR.......................................        950,000
     1,600 Qualcomm Inc.(b)......................................        282,000
     4,000 Vodafone Air Touch PLC ADR............................        198,000
    14,000 Williams Communications Group, Inc. (b)...............        405,125
                                                                    ------------
                                                                       6,144,874

                                                                    ------------
 Utilities -Telecommunications (6.9%)
    50,000 A T & T Corp..........................................      2,537,500
    12,000 Global Crossing Ltd. (b)..............................        600,000
    20,000 Broadwing, Inc. (b)...................................        737,500
    63,750 MCI Worldcom Inc. (b).................................      3,382,734
    16,500 PNV.net, Inc. (b).....................................        135,094
       500 Z-Tel Technologies, Inc. (b)..........................         20,187
                                                                    ------------
                                                                       7,413,015

                                                                    ------------
 Total Common Stocks (Identified Cost $58,672,146)                   101,064,051
                                                                    ------------
 Investment Companies (5.3%)
   694,936 Dreyfus Treasury Prime Fund...........................        694,936
 3,762,044 Fidelity Institutional Treasury Money Market Fund.....      3,762,044
 1,228,243 Merrill Lynch Government Money Market Fund............      1,228,243
                                                                    ------------
 Total Investment Companies (Identified Cost $5,685,223)               5,685,223
                                                                    ------------
 Total Investments (Identified Cost $64,357,369) (a)                $106,749,274
                                                                    ============

-------
(a) The cost of investments for Federal tax purposes amounts to $64,513,897. The net unrealized appreciation of investments on a Federal tax basis amounts to $42,235,377 which is comprised of $44,396,336 appreciation and $2,160,959 depreciation at December 31, 1999.

(b)  Represents non-income producing securities.

Note: The categories of investments are shown as a percentage of net assets ($107,110,952) at December 31, 1999.

See Notes which are an integral part of the Financial Statements


--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1999
Balanced Fund
Continued

                                                                          Market

  Shares                                                                Value
 --------- -------------------------------------------------------   -----------
 Common Stocks (58.0%)
 Banks (1.4%)
     6,000 Mellon Bank Corp.......................................   $   204,375
     3,000 State Street Corp......................................       219,187
                                                                     -----------
                                                                         423,562

                                                                     -----------
 Brokerage Services (0.5%)
     4,000 Charles Schwab Corp....................................       153,500
                                                                     -----------
 Computers & Peripherals (11.8%)
    10,000 Cisco Systems, Inc. (b)................................     1,071,250
    15,000 Dell Computer Corp. (b)................................       765,000
     8,000 EMC Corp-Mass (b)......................................       874,000
     3,500 IBM Corp...............................................       378,000
     6,000 Sun Microsystems, Inc. (b).............................       464,625
                                                                     -----------
                                                                       3,552,875

                                                                     -----------
 Consumer Products (0.5%)
     1,050 Intimate Brands, Inc...................................        45,281
     1,000 Procter & Gamble Co....................................       109,563
                                                                     -----------
                                                                         154,844

                                                                     -----------
 Diversified (4.5%)
     5,000 General Electric Co....................................       773,750
    15,000 Tyco International Ltd.................................       583,125
                                                                     -----------
                                                                       1,356,875

                                                                     -----------
 Financial Services (1.8%)
     7,500 Citigroup Inc..........................................       416,719
     2,000 Fannie Mae.............................................       124,875
                                                                     -----------
                                                                         541,594

                                                                     -----------
 Insurance (0.9%)
     2,500 American International Group...........................       270,313
                                                                     -----------
 Medical Supplies (0.8%)
     2,500 Johnson & Johnson......................................       232,813
                                                                     -----------
 Media (3.2%)
     2,000 Clear Channel Communications, Inc. (b).................       178,500
    11,000 Time Warner, Inc.......................................       796,812
                                                                     -----------
                                                                         975,312

                                                                     -----------
 Office Equipment & Supplies (Non-Computer Related) (0.5%)
     3,000 Pitney-Bowes, Inc......................................       144,938
                                                                     -----------
 Oil-Integrated Companies (1.1%)
     6,000 Texaco, Inc............................................       325,875
                                                                     -----------
 Oil & Gas Exploration, Production & Services (0.7%)
     3,500 Schlumberger, Ltd......................................       196,875
                                                                     -----------

 Shares or

 Principal                                                            Market
   Amount                                                              Value
 ---------- -----------------------------------------------------   -----------
 Common Stocks, continued
 Pharmaceuticals (7.6%)
      8,000 Amgen Inc. (b).......................................   $   480,500
      4,000 Bristol-Myers Squibb.................................       256,750
      6,500 Cardinal Health Inc..................................       311,188
      2,000 Merck & Co., Inc.....................................       134,125
     15,000 Pfizer, Inc..........................................       486,563
      5,000 Schering-Plough......................................       210,937
      5,000 Warner-Lambert Co....................................       409,687
                                                                    -----------
                                                                       2,289,750

                                                                    -----------
 Retail (10.4%)
     15,750 Home Depot, Inc......................................     1,079,859
     25,000 Staples, Inc. (b)....................................       518,750
     20,000 Walgreen Co..........................................       585,000
     14,000 Wal-Mart Stores, Inc.................................       967,750
                                                                    -----------
                                                                       3,151,359

                                                                    -----------
 Semiconductors (1.9%)
      1,000 Broadcom Corp. Class A (b)...........................       272,375
      3,000 Texas Instruments, Inc...............................       290,625
                                                                    -----------
                                                                         563,000

                                                                    -----------
 Software & Computer Services (5.9%)
      6,000 America Online Inc. (b)..............................       452,625
      2,000 Exodus Communications, Inc. (b)......................       177,625
     10,000 Microsoft Corp. (b)..................................     1,167,500
                                                                    -----------
                                                                       1,797,750

                                                                    -----------
 Telecommunications-Equipment (1.5%)
      6,000 Lucent Technologies, Inc.............................       448,875
                                                                    -----------
 Utilities-Telecommunications (3.0%)
      7,000 A T & T Corp.........................................       355,250
     10,500 MCI Worldcom Inc. (b)................................       557,156
                                                                    -----------
                                                                         912,406

                                                                    -----------
 Total Common Stocks (Identified Cost $11,897,794)                   17,492,516
                                                                    -----------
 Corporate Bonds (2.5%)
 Banks (1.2%)
 $  400,000 Chase Capital I, Series A, 7.67%, 12/1/26, Callable
             12/1/06 @ 103.84, Guaranteed by Chase Manhattan
             Corp................................................       363,500
                                                                    -----------
 Financial Services (1.3%)
    400,000 Ford Motor Credit Co., 6.25%, 12/8/05................       378,500
                                                                    -----------
 Total Corporate Bonds (Identified Cost $801,686)                       742,000
                                                                    -----------

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1999
Balanced Fund


 Principal                                                             Market
   Amount                                                               Value
 ---------- ------------------------------------------------------   -----------
 U.S. Government Agencies (19.2%)
 Federal Home Loan Mortgage Corp. (3.2%)
 $1,000,000 6.59%, 7/23/08, Callable 1/3/00 @ 100.................   $   951,690
                                                                     -----------
 Federal National Mortgage Assoc.(16.0%)
    300,000 5.75%, 4/15/03........................................       291,516
    500,000 6.01%, 1/14/03........................................       488,265
  2,000,000 6.09%, 1/12/09........................................     1,818,620
  1,450,000 6.67%, 8/1/01.........................................     1,453,306
    500,000 6.89%, 7/12/04........................................       486,130
    300,000 6.95%, 11/13/06.......................................       290,148
                                                                     -----------
                                                                       4,827,985

                                                                     -----------
 Total U.S. Government Agencies (Identified Cost $6,074,433)           5,779,675
                                                                     -----------
 U.S. Treasury Obligations (10.3%)
 U.S. Treasury Bonds (7.0%)
  1,000,000 7.25%, 5/15/16........................................     1,045,290
  1,000,000 7.50%, 11/15/16.......................................     1,069,900
                                                                     -----------
                                                                       2,115,190

                                                                     -----------

 Shares or

 Principal                                                             Market
   Amount                                                               Value
 ---------- ------------------------------------------------------   -----------
 U.S. Treasury Obligations, continued
 U.S. Treasury Notes (3.3%)
 $1,000,000 4.875%, 3/31/01.......................................   $   984,430
                                                                     -----------
 Total U.S. Treasury Obligations (Identified Cost $3,217,781)          3,099,620
                                                                     -----------
 Investment Companies (9.5%)
    942,849 Dreyfus Treasury Prime Fund...........................       942,849
  1,048,560 Fidelity Institutional Treasury Money Market Fund.....     1,048,560
    862,132 Merrill Lynch Government Money Market Fund............       862,132
                                                                     -----------
 Total Investment Companies (Identified Cost $2,853,541)               2,853,541
                                                                     -----------
 Total Investments (Identified Cost $24,845,235)(a)                  $29,967,352
                                                                     ===========

-------
(a) The cost of investments for Federal tax purposes amounts to $24,940,075. The net unrealized appreciation of investments on a Federal tax basis amounts to $5,027,277 which is comprised of $5,921,555 appreciation and $894,278 depreciation at December 31, 1999.

(b)  Represents non-income producing securities.

Note: The categories of investments are shown as a percentage of net assets
   ($30,128,778) at December 31, 1999.

See Notes which are an integral part of the Financial Statements


--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1999
Small Company Select Fund
Continued

                                                                          Market

 Shares                                                                 Value
 ------ ----------------------------------------------------------   -----------
 Common Stocks (89.5%)
 Apparel (1.9%)
  7,500 Abercrombie & Fitch Class A (b)...........................   $   200,156
  4,000 American Eagle Outfitters (b).............................       180,000
  5,000 Tommy Hilfiger Corp. (b)..................................       116,563
                                                                     -----------
                                                                         496,719

                                                                     -----------
 Automotive Parts (3.3%)
 20,000 Gentex Corp. (b)..........................................       555,000
 14,000 O'Reilly Automotive, Inc. (b).............................       301,000
                                                                     -----------
                                                                         856,000

                                                                     -----------
 Banks (1.5%)
 16,500 National Commerce Bancorp.................................       374,344
                                                                     -----------
 Biopharmaceuticals (6.7%)
 10,300 MedImmune, Inc. (b).......................................     1,708,512
                                                                     -----------
 Brokerage Services (1.4%)
 10,000 Legg Mason Inc............................................       362,500
                                                                     -----------
 Computer & Peripherals (5.1%)
  8,950 Comverse Technology, Inc. (b).............................     1,295,512
                                                                     -----------
 Educational Institutions (0.7%)
  9,600 DeVry Incorporated (b)....................................       178,800
                                                                     -----------
 Electrical Equipment (6.7%)
 11,500 Sanmina Corp. (b).........................................     1,148,563
 21,000 American Power Conversion Corporation (b).................       553,875
                                                                     -----------
                                                                       1,702,438

                                                                     -----------
 Environmental Control (2.9%)
 54,000 Catalytica Inc. (b).......................................       732,375
                                                                     -----------
 Financial Services (4.0%)
 10,000 Eaton Vance Corp..........................................       380,000
  5,300 SEI Corp..................................................       630,783
                                                                     -----------
                                                                       1,010,783

                                                                     -----------
 Food Processing (2.4%)
 20,000 American Italian Pasta-Class A (b)........................       615,000
                                                                     -----------
 Medical Laser Systems (0.2%)
 10,000 LCA-Vision Inc. (b).......................................        46,875
                                                                     -----------
 Pharmaceuticals (0.6%)
  2,400 Express Scripts, Inc. (b).................................       153,600
                                                                     -----------
 Printing & Publishing (0.1%)
  5,000 Multi Color Corp. (b).....................................        26,875
                                                                     -----------

                                                                          Market

 Shares                                                                 Value
 ------ ----------------------------------------------------------   -----------
 Common Stocks, continued
 Radio (3.9%)

 10,000 Cox Radio Inc. Class A (b)................................   $   997,500
                                                                     -----------
 Retail-Specialty Stores (0.7%)
  5,500 Bed Bath & Beyond, Inc. (b)...............................       191,125
                                                                     -----------
 Textiles (0.8%)
  8,000 Mohawk Industries, Inc. (b)...............................       211,000
                                                                     -----------
 Semiconductors (14.8%)
 50,000 NETsilicon, Inc. (b)......................................     1,012,500
  4,000 Novellus Systems, Inc. (b)................................       490,125
 15,000 Plexus Corp. (b)..........................................       660,000
  5,000 Silicon Image, Inc. (b)...................................       350,313
 24,200 Vitesse Semiconductor (b).................................     1,268,987
                                                                     -----------
                                                                       3,781,925

                                                                     -----------
 Software & Computer Services (24.1%)
  4,000 Ariba, Inc. (b)...........................................       709,500
  2,400 BEA Systems, Inc. (b).....................................       167,850
 13,000 Digex Inc. (b)............................................       893,750
  8,800 Exodus Communications, Inc. (b)...........................       781,550
  9,000 i2 Technologies, Inc. (b).................................     1,755,000
  8,000 Lernout & Hauspie Speech (b)..............................       370,000
  2,000 Macromedia Inc. (b).......................................       146,250
  7,500 MapQuest.com, Inc. (b)....................................       169,219
    250 MP3.com, Inc. (b).........................................         7,922
  3,700 RealNetworks, Inc. (b)....................................       445,156
  8,000 Sportsline.com, Inc. (b)..................................       401,000
  6,000 Whittman Hart, Inc. (b)...................................       321,750
                                                                     -----------
                                                                       6,168,947

                                                                     -----------
 Telecommunications-Equipment (5.5%)
  4,500 MRV Communications, Inc. (b)..............................       282,937
  1,500 Network Solution Inc. (b).................................       326,344
 15,000 Tuts Systems, Inc. (b)....................................       804,375
                                                                     -----------
                                                                       1,413,656

                                                                     -----------
 Utilities-Telecommunications (1.2%)
  2,500 NTL Incorporated (b)......................................       311,875
                                                                     -----------
 Wholesale Distribution (1.0%)
  6,000 Expeditors International of Washington, Inc...............       262,875
                                                                     -----------
 Total Common Stocks (Identified Cost $12,348,129)                    22,899,236
                                                                     -----------

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1999
Small Company Select Fund


                                                                          Market

  Shares                                                                Value
 --------- -------------------------------------------------------   -----------
 Investment Companies (10.5%)
   902,704 Dreyfus Treasury Prime Fund............................   $   902,704
   787,510 Fidelity Institutional Treasury Money Market Fund......       787,510
 1,012,284 Merrill Lynch Government Money Market Fund.............     1,012,284
                                                                     -----------
 Total Investment Companies (Identified Cost $2,702,498)               2,702,498
                                                                     -----------
 Total Investments (Identified Cost $15,050,627)(a)                  $25,601,734
                                                                     ===========

-------
(a) The cost of investments for Federal tax purposes amounts to $15,127,809. The net unrealized appreciation of investments on a Federal tax basis amounts to $10,473,925 which is comprised of $11,021,268 appreciation and $547,343 depreciation at December 31, 1999.

(b)  Represents non-income producing securities.

Note: The categories of investments are shown as a percentage of net assets
   ($25,564,407) at December 31, 1999.

See Notes which are an integral part of the Financial Statements


--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1999
Income Equity Fund

Continued


                                                                          Market

 Shares                                                                 Value
 ------ ----------------------------------------------------------   -----------
 Preferred Stock (0.7%)
 Agricultural Biotechnology (0.7%)
  8,100 Monsanto Co. 6.5%, ACES 11/30/03..........................   $   268,312
                                                                     -----------
 Total Preferred Stock (Identified Cost $288,522)                        268,312
                                                                     -----------
 Common Stocks (98.7%)
 Agricultural Biotechnology (1.0%)
 11,000 Monsanto Co...............................................       391,875
                                                                     -----------
 Apparel (1.5%)
 12,600 Gap, Inc..................................................       579,600
                                                                     -----------
 Automotive Parts (2.5%)
 10,150 Ford Motor Co.............................................       542,391
  5,250 General Motors Corp.......................................       381,609
                                                                     -----------
                                                                         924,000

                                                                     -----------
 Banks (15.1%)
 11,000 Bank Of America Corp......................................       552,062
 19,696 Bank One Corporation......................................       631,503
 25,000 Citigroup Inc.............................................     1,389,063
 11,000 Chase Manhattan Corp......................................       854,563
 26,000 First Union Corp..........................................       853,125
 20,000 Firstar Corp..............................................       422,500
  6,500 State Street Corp.........................................       474,906
 16,000 Summit Bancorp............................................       490,000
                                                                     -----------
                                                                       5,667,722

                                                                     -----------
 Brokerage Services (2.4%)
 11,000 Merrill Lynch & Co........................................       918,500
                                                                     -----------
 Computers & Peripherals (8.5%)
  5,700 Cisco Systems, Inc. (b)...................................       610,612
  8,050 Dell Computer Corp. (b)...................................       410,550
  6,000 EMC Corp-Mass (b).........................................       655,500
  7,975 Hewlett-Packard Co........................................       908,652
  5,600 IBM Corp..................................................       604,800
                                                                     -----------
                                                                       3,190,114

                                                                     -----------
 Consumer Goods & Services (1.2%)
  9,200 Clorox Co.................................................       463,450
                                                                     -----------
 Diversified (8.2%)
  9,800 Fannie Mae Common.........................................       611,888
 11,500 General Electric Co.......................................     1,779,625
  7,125 Minnesota Mining & Mfg. Co................................       697,359
                                                                     -----------
                                                                       3,088,872

                                                                     -----------
 Entertainment (2.1%)
 26,550 The Walt Disney Co........................................       776,588
                                                                     -----------
 Food Products (1.0%)
  9,700 H. J. Heinz Co............................................       386,181
                                                                     -----------
 Forest Products-Lumber & Paper (1.2%)
  3,500 Temple-Inland Inc.........................................       230,781

                                                                          Market

 Shares                                                                 Value
 ------ ----------------------------------------------------------   -----------
 Common Stocks, continued
 Forest Products-Lumber & Paper, continued

  5,000 Willamette Industries, Inc................................   $   232,188
                                                                     -----------
                                                                         462,969

                                                                     -----------
 Independent Power Producer (2.1%)
 12,100 Calpine Corporation (b)...................................       774,400
                                                                     -----------
 Insurance (2.1%)
  7,250 American International Group..............................       783,906
                                                                     -----------
 Media (2.2%)
 11,475 Time Warner, Inc..........................................       831,220
                                                                     -----------
 Medical Supplies (1.1%)
  4,575 Johnson & Johnson.........................................       426,047
                                                                     -----------
 Office Equipment & Supplies (Non-Computer Related) (3.1%)
 26,700 Staples, Inc. (b).........................................       554,025
 27,800 Xerox Corp................................................       630,713
                                                                     -----------
                                                                       1,184,738

                                                                     -----------
 Oil & Gas Exploration, Production, & Services (0.8%)
  5,225 Schlumberger, Ltd.........................................       293,906
                                                                     -----------
 Oil-Integrated Companies (6.6%)
  4,700 Chevron Corp..............................................       407,138
 13,200 Exxon Mobil Corporation...................................     1,063,425
  8,000 Royal Dutch Petroleum Co.-NY Shares.......................       483,500
  9,425 Texaco, Inc...............................................       511,895
                                                                     -----------
                                                                       2,465,958

                                                                     -----------
 Pharmaceuticals (6.2%)
 14,800 Amgen Inc. (b)............................................       888,925
  5,300 Bristol-Myers Squibb......................................       340,194
 18,100 Pfizer, Inc...............................................       587,119
  6,250 Warner-Lambert Co.........................................       512,109
                                                                     -----------
                                                                       2,328,347

                                                                     -----------
 Retail (1.7%)
  9,000 Wal-Mart Stores, Inc......................................       622,125
                                                                     -----------
 Semiconductors (4.5%)
  9,050 Intel Corp................................................       744,928
  9,800 Texas Instruments, Inc....................................       949,375
                                                                     -----------
                                                                       1,694,303

                                                                     -----------
 Software & Computer Services (3.6%)
 11,700 Microsoft Corp. (b).......................................     1,365,975
                                                                     -----------
 Telecommunications-Equipment (5.7%)
 11,900 Lucent Technologies, Inc..................................       890,269
 12,500 Nortel Networks Corporation...............................     1,262,500
                                                                     -----------
                                                                       2,152,769

                                                                     -----------
 Utilities-Natural Gas (1.3%)
 16,000 Piedmont Natural Gas Co...................................       484,000
                                                                     -----------

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1999
Income Equity Fund


                                                                          Market

 Shares                                                                 Value
 ------ ----------------------------------------------------------   -----------
 Common Stocks, continued
 Utilities-Telecommunications (13.0%)
 23,300 A T & T Corp..............................................   $ 1,182,475
 31,200 Broadwing, Inc. (b).......................................     1,150,500
 14,300 GTE Corp..................................................     1,009,044
 29,400 MCI Worldcom, Inc. (b)....................................     1,560,037
                                                                     -----------
                                                                       4,902,056

                                                                     -----------
 Total Common Stocks (Identified Cost $33,555,000)                    37,159,621
                                                                     -----------

                                                                          Market

 Shares                                                                 Value
 ------- ---------------------------------------------------------   -----------
 Investment Companies (0.7%)
 269,174 Fidelity Institutional Treasury Money Market Fund........   $   269,174
                                                                     -----------
 Total Investment Companies (Identified Cost $269,174)                   269,174
                                                                     -----------
 Total Investments (Identified Cost $34,112,696)(a)                  $37,697,107
                                                                     ===========

-------
(a) The cost of investments for Federal tax purposes amounts to $34,233,817. The net unrealized appreciation of investments on a Federal tax basis amounts to $3,463,290 which is comprised of $5,893,341 appreciation and $2,430,051 depreciation at December 31, 1999.

(b)  Represents non-income producing securities.

ACES--Adjustable Conversion-Rate Equity Securities

Note: The categories of investments are shown as a percentage of net assets
   ($37,649,643) at December 31, 1999.


See Notes which are an integral part of the Financial Statements


--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1999
U.S. Government Income Fund
Continued

 Principal                                                            Market
   Amount                                                              Value
 ---------- -----------------------------------------------------   -----------
 Corporate Bonds (20.7%)
 Banks (5.1%)
 $  600,000 Chase Capital I, Series A, 7.67%, 12/1/26, Callable
             12/1/06 @ 103.84, Guaranteed by Chase Manhattan
             Corp................................................   $   545,250
    500,000 Mellon Capital I, Series A, 7.72%, 12/1/26, Callable
             12/1/06 @ 103.86, Guaranteed by Mellon Bank Corp....       458,750
  1,000,000 Midland Bank PLC (HSBC) 6.95%, 3/15/11...............       932,500
                                                                    -----------
                                                                       1,936,500

                                                                    -----------
 Financial Services (12.8%)
  1,000,000 American Express Master Trust, Series 1998-1, Class
             A, 5.90%, 4/15/04, ABS..............................       970,490
    130,521 Boatmen's Auto Trust, Series 1996-A, Class A3, 6.75%,
             1/15/03, ABS........................................       130,486
  1,621,848 Countrywide Home Loans, Inc., Series 1998-11, Class
             A10, 6.25%, 8/25/28, CMO............................     1,599,061
  1,000,000 Countrywide Home Loans, Inc., Series 1998-1, Class
             AF2, 6.27%, 4/25/28, ABS............................       989,480
    760,434 Green Tree Home Improvement Loan Trust, Series 1997-
             D, Class HEA4, 6.54%, 9/15/28.......................       757,400
    225,625 Security Pacific Acceptance Corp., Series 1995-1,
             Class A2, 6.70%, 4/10/20, ABS.......................       225,382
    250,000 Toyota Motor Credit Corp., 7.13%, 9/26/06, Callable
             3/26/00 @ 100, MTN..................................       241,563
                                                                    -----------
                                                                       4,913,862

                                                                    -----------
 Food Processing & Packaging (1.4%)
    500,000 McCormick & Co., Inc., 8.95%, 7/1/01.................       515,625
                                                                    -----------
 Oil & Gas Transmission (0.9%)
    356,000 Trans-Canada Pipelines Ltd., 6.77%, 4/30/01, MTN.....       354,665
                                                                    -----------
 Utilities-Electric & Gas (0.5%)
    200,000 Oklahoma Gas & Electric Co., 6.25%, 10/15/00.........       199,000
                                                                    -----------
 Total Corporate Bonds (Identified Cost $8,185,237)                   7,919,652
                                                                    -----------
 U.S. Government Agencies (60.8%)
 Federal Agricultural Mortgage Corp. (2.4%)
  1,000,000 5.90%, 3/3/09........................................       916,305
                                                                    -----------
 Federal Home Loan Bank (6.9%)
  2,000,000 6.375%, 8/15/06......................................     1,934,480
    725,000 6.85%, 12/27/04......................................       717,065
                                                                    -----------
                                                                       2,651,545

                                                                    -----------

 Principal                                                             Market
   Amount                                                              Value
 ---------- ------------------------------------------------------   ----------
 U.S. Government Agencies, continued
 Federal Home Loan Mortgage Corp. (6.9%)
 $  225,000 6.20%, 4/15/03........................................   $  221,450
  1,095,000 6.22%, 3/18/08........................................    1,012,601
  1,500,000 6.60%, 7/20/10........................................    1,390,365
                                                                     ----------
                                                                       2,624,416

                                                                     ----------
 Federal National Mortgage Association (31.9%)
  1,000,000 5.25%, 1/15/09........................................      881,800
  1,896,750 5.50%, 4/1/24 Pool #280553............................    1,712,708
    628,091 6.00%, 2/01/03........................................      613,161
    625,822 6.00%, 5/1/03 Pool #347156............................      611,065
  1,000,000 6.00%, 5/15/08........................................      936,170
  1,000,000 6.03%, 2/2/09.........................................      914,810
  1,000,000 6.40%, 5/14/09........................................      936,250
  1,000,000 6.50%, 12/25/07, Series 1993-43, Class H, CMO.........      984,230
  3,000,000 6.50%, 10/25/28, Series 1998-58, Class PC, CMO........    2,646,870
  1,000,000 6.71%, 3/13/02........................................      995,250
  1,000,000 7.55%, 3/27/07, Series 07-B, Callable 3/27/00 @ 100...      993,250
                                                                     ----------
                                                                      12,225,564

                                                                     ----------
 Government National Mortgage Association (6.9%)
    420,641 7.00%, 11/15/08 Pool #363175..........................      418,164
    478,922 7.00%, 1/15/09 Pool #363194...........................      475,991
  1,443,074 7.00%, 2/15/09 Pool #383488...........................    1,434,603
    314,343 8.00%, 5/15/23, Pool #351752..........................      317,241
                                                                     ----------
                                                                       2,645,999

                                                                     ----------
 Private Export Funding Corp. (2.6%)
  1,000,000 6.24%, 5/15/02, Series VV, Guaranteed by Export-Import
             Bank of The United States............................      988,750
                                                                     ----------
 Tennessee Valley Authority (3.2%)
  1,250,000 6.235%, 7/15/45, Series B, Callable 7/15/20 @ 100,
             Putable 7/15/01 @ 100................................    1,240,625
                                                                     ----------
 Total U.S. Government Agencies (Identified Cost $24,650,958)        23,293,204
                                                                     ----------
 U.S. Treasury Bonds (16.5%)
  2,000,000 7.50%, 11/15/16.......................................    2,139,800
  4,000,000 7.25%, 5/15/16........................................    4,181,160
                                                                     ----------
 Total U.S. Treasury Bonds

 (Identified Cost $6,696,170)                                         6,320,960
                                                                     ----------

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1999
U.S. Government Income Fund
See Notes which are an integral part of the Financial Statements

                                                                          Market

  Shares                                                                Value
 --------- -------------------------------------------------------   -----------
 Investment Companies (0.8%)
    88,974 Dreyfus Treasury Prime Fund............................   $    88,974
   204,954 Fidelity Institutional Treasury Money Market Fund......       204,954
                                                                     -----------
 Total Investment Companies (Identified Cost $293,928)                   293,928
                                                                     -----------
 Total Investments (Identified Cost $39,826,293) (a)                 $37,827,744
                                                                     ===========

-------
(a) The cost of investments for Federal tax purposes amounts to $39,847,902. The net unrealized depreciation of investments on a Federal tax basis amounts to $2,020,158 which is comprised of $13,848 appreciation and $2,034,006 depreciation at December 31, 1999.

ABS--Asset Backed Security
CMO--Collateralized Mortgage Obligation
MTN--Medium Term Note

Note: The categories of investments are shown as a percentage of net assets ($38,274,024) at December 31, 1999.



--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1999
U.S. Government Securities Money Market Fund
See Notes which are an integral part of the Financial Statements

 Principal                      Security                         Market
   Amount                     Description                        Value
 ---------- -----------------------------------------------   ------------
 Commercial Paper (22.0%)
 Agricultural Biotechnology(1.5%)
 $3,000,000 Monsanto Co., Discount Note, 1/21/00              $  2,990,250
                                                              ------------
 Beverages (1.5%)
  3,000,000 Coca-Cola, Discount Note, 3/1/00                     2,971,100
                                                              ------------
 Brokerage Services (3.1%)
  3,000,000 Merrill Lynch & Co., Discount Note, 2/1/00           2,986,463
  3,000,000 Merril Lynch & Co., Discount Note, 2/22/00           2,974,217
                                                              ------------
                                                                       5,960,680

                                                              ------------
 Financial Services (11.2%)
  5,000,000 Associates Corp., Discount Note, 1/10/00             4,993,500
  3,000,000 Ford Motor Credit Co., Discount Note, 1/14/00        2,993,576
  3,000,000 General Electric Capital Corp., Discount Note,
             3/03/00                                             2,969,982
  3,000,000 General Electric Capital Corp., Discount Note,
             3/20/00                                             2,961,817
  5,000,000 General Motors Acceptance Corp., Discount Note,
             2/15/00                                             4,961,937
  3,000,000 General Motors Acceptance Corp., Discount Note
             2/11/00                                             2,980,525
                                                              ------------
                                                                      21,861,337

                                                              ------------
 Multi-line Insurance (1.5%)
  3,000,000 Allstate Corp., Discount Note, 2/4/00                2,983,368
                                                              ------------
 Pharmaceuticals (1.5%)
  3,000,000 Glaxo Wellcome PLC, Discount Note, 2/18/00           2,976,320
                                                              ------------
 Telecommunications (1.6%)
  3,000,000 BellSouth, Discount Note, 1/18/00                    2,991,642
                                                              ------------
 Total Commercial Paper                                         42,734,697
                                                              ------------
 U.S. Government Agencies (54.9%)
 Federal Agricultural Mortgage Corp.(4.6%)
  3,000,000 Discount Note, 11/13/00                              2,853,916
  3,000,000 Discount Note, 1/12/00                               2,994,958
  3,000,000 Discount Note, 1/13/00                               2,994,450
                                                              ------------
                                                                       8,843,324

                                                              ------------
 Federal Farm Credit Bank (6.1%)
  7,000,000 5.6%, 3/1/00                                         6,995,281
  5,000,000 Discount Note, 3/31/00                               4,928,375
                                                              ------------
                                                                      11,923,656

                                                              ------------

 Principal                        Security                            Market
   Amount                        Description                          Value
 ---------- ----------------------------------------------------   ------------
 U.S. Government Agencies, continued:
 Federal Home Loan Bank (15.6%)
 $1,500,000 4.89%, 12/22/00                                        $  1,481,928
  2,000,000 4.95%, 2/17/00                                            1,999,532
  2,000,000 4.98%, 3/29/00                                            1,999,310
  4,000,000 5.01%, 2/3/00                                             4,000,000
  3,000,000 5.035%, 2/25/00                                           2,999,801
  3,000,000 5.04%, 3/29/00                                            3,000,193
  4,000,000 5.16%, 3/8/2000                                           4,001,079
  4,000,000 5.59%, 1/28/00                                            3,983,230
  3,000,000 Discount Note, 2/1/00                                     2,985,533
  4,000,000 Discount Note, 4/24/00                                    3,929,700
                                                                   ------------
                                                                      30,380,306

                                                                   ------------
 Federal Home Loan Mortgage Corp. (13.3%)
  2,000,000 5.99%, 12/6/00 MTN                                        1,998,380
  4,000,000 Discount Note, 1/10/00                                    3,994,420
  3,000,000 Discount Note, 1/19/00                                    2,991,630
  3,000,000 Discount Note, 1/26/00                                    2,988,604
  3,000,000 Discount Note, 2/4/00                                     2,984,275
  3,000,000 Discount Note, 2/29/00                                    2,972,860
  3,000,000 Discount Note, 3/21/00                                    2,961,667
  5,000,000 Discount Note, 3/30/00                                    4,932,657
                                                                   ------------
                                                                      25,824,493

                                                                   ------------
 Federal National Mortgage Association (15.3%)
  3,000,000 Discount Note, 1/18/00                                    2,992,322
  3,000,000 Discount Note, 1/20/00                                    2,991,213
  5,000,000 Discount Note, 1/21/00                                    4,984,944
  3,000,000 Discount Note, 3/9/00                                     2,967,700
  3,000,000 Discount Note, 3/16/00                                    2,964,000
  3,000,000 Discount Note, 5/18/00                                    2,936,635
  3,000,000 4.97%, 4/12/00 MTN                                        2,999,590
  4,000,000 4.98%, 4/20/00 MTN                                        3,999,490
  3,000,000 5.04%, 2/23/00 MTN                                        3,000,000
                                                                   ------------
                                                                      29,835,894

                                                                   ------------
 Total U.S. Government Agencies                                     106,807,673
                                                                   ------------
 Repurchase Agreement (23.3%)
 45,318,000 Morgan Stanley Dean Witter & Co., 3.5%, dated
             12/31/99, due 1/3/00 (Collateralized by $69,838,688
             U.S. Government Agency Securities, 6.59%-7.00%,
             12/21/28-8/1/37, market value-$46,224,360)              45,318,000
                                                                   ------------
 Total Investments (at amortized cost)(a)                          $194,860,370
                                                                   ============

-------
(a) Also represents cost for Federal tax purposes.

MTN--Medium Term Note

Note: The categories of investments are shown as a percentage of net assets
   ($194,527,502) at December 31, 1999.

--------------------------------------------------------------------------------
Notes to Financial Statements

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1999
Continued

1. Organization:

 The Riverfront Funds, Inc. was organized on March 27, 1990, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Effective December 29, 1998, The Riverfront Funds, Inc., a Maryland corporation, changed its form of organization from that of a Maryland corporation to an Ohio business trust by completing a reorganization with The Riverfront Funds, an Ohio business trust (the "Trust"), created for such purpose. The Trust is authorized to issue six series of shares of beneficial interest, without par value, representing interests in different portfolios of securities as follows: The Riverfront Large Company Select Fund, The Riverfront Balanced Fund, The Riverfront Small Company Select Fund, The Riverfront Income Equity Fund, The Riverfront U.S. Government Income Fund and The Riverfront U.S. Government Securities Money Market Fund (each, a "Fund"; and collectively, the "Funds").

 The investment objective of the Large Company Select Fund is to seek long term growth of capital with current income as a secondary objective. The investment objective of the Balanced Fund is to seek long-term growth of capital with some current income as a secondary objective. The investment objective of the Small Company Select Fund is to seek capital growth. The investment objective of the Income Equity Fund is to seek a high level of investment income, with capital appreciation as a secondary objective, through investment primarily in income-producing equity securities of U.S. issuers. The investment objective of the U.S. Government Income Fund is to seek a high level of current income, consistent with preservation of capital, by investing primarily in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and in high quality fixed rate and adjustable rate mortgage-backed securities and other asset-backed securities. The investment objective of the U.S. Government Securities Money Market Fund is to seek current income from U.S. government short-term securities while preserving capital and maintaining liquidity.

 The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value. Sales of shares of the Funds may be made to customers of The Provident Bank ("Provident") and its affiliates, to all accounts of correspondent banks of Provident and to the general public.

 The Large Company Select Fund, the Balanced Fund, the Small Company Select Fund, the Income Equity Fund and the U.S. Government Income Fund (collectively, "the variable net asset value funds") each offer two share classes: Investor A Shares and Investor B Shares. The U.S. Government Securities Money Market Fund (the "money market fund") offers only the Investor A Shares. Investor A Shares of the variable net asset value funds are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds' prospectus. Certain redemptions of the Investor B Shares of the variable net asset value funds made within six years of purchase are subject to varying contingent deferred sales charges in accordance with the Funds' prospectus. Investor B Shares, other than those purchased through reinvestment of dividends, convert automatically to Investor A Shares eight years after the date of their issuance. A portion of the Investor B Shares purchased through dividend reinvestment also converts automatically to Investor A Shares at such time. Each share class has identical rights and privileges, except with respect to
 (i) distribution and shareholder services (12b-1) fees paid by each share class, (ii) voting rights on matters specifically affecting a single share class, and (iii) the exchange privileges.

2. Significant Accounting Policies:

   The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

 Securities Valuation:

 Investments of the money market fund are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market fund may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such investment is subject to an appropriate demand feature, or (b) maintain a dollar-weighted-average fund maturity which exceeds 90 days, in each case calculated in accordance with Rule 2a-7 under the 1940 Act.

 Investments in common and preferred stocks, corporate bonds, commercial paper and U.S. government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean of the latest available bid and asked quotations as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), or closing sale prices on the principal exchange (closing sales prices on the over-the- counter National Market System) in which such securities are normally traded. Municipal bonds are valued by using market quotations or independent services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their net asset values as reported by such investment companies. Other securities for which quotations are not readily available are valued at their fair value as determined in good faith under the supervision of the Trust's Board of Trustees. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

 Security Transactions and Related Income:

 Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains or losses from sales of securities are determined on an identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date.

 Repurchase Agreements:

 The Funds may enter into repurchase agreements with financial institutions such as banks and broker/dealers which Provident, as investment adviser, deems creditworthy under guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying fund securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

 Dividends to Shareholders:

 Dividends from net investment income are declared daily and paid monthly for the money market fund. Dividends from net investment income are declared and generally paid monthly for each variable net asset value fund with the exception of the Small Company Select Fund which declares and pays any dividends semiannually. Net investment losses incurred by a Fund are offset against Capital in the accompanying Statements of Assets and Liabilities to the extent that short-term gains are not available in a given year.

 Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Funds. Any taxable distributions declared in December and paid in January of the following fiscal year will be taxable to shareholders in the year declared.

 Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

 As of December 31, 1999, the following reclassifications were made to the financial statements.


                                                  Increase (Decrease)
                                       -----------------------------------------
                                                  Undistributed
                                         Paid-    Net Investment Accumulated Net

                                       In Capital     Income     Realized Gains
                                       ---------- -------------- ---------------
  Large Company Select Fund...........  $     --     $740,115       $(740,115)
  Balanced Fund.......................        --       (1,734)          1,734
  Small Company Select Fund...........        --      327,084        (327,084)
  Income Equity Fund..................   (79,116)      79,116              --
  U.S. Government Income Fund.........      (463)         463              --

 Net investment income, net realized gains/losses, and net assets were not affected by these reclassifications.

 Federal Taxes:

 It is the Funds' policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the Code) applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders; therefore, no Federal tax provision is required.

 As of December 31, 1999, the following Funds had capital loss carryforwards for tax purposes which are available to offset future capital gains, if any:


 Income Equity Fund................................ $6,151,025 Expires 2007
 U.S. Government Income Fund.......................    256,740 Expires 2003
 U.S. Government Securities Money Market Fund......      2,230 Expires 2006

 Under current tax law, capital losses realized subsequent to October 31 of the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the fiscal year ended December 31, 2000:


 U.S. Government Income Fund................................ $32,204

 Other:

 Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds, generally on the basis of relative net assets. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply.

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1999
Continued

 All expenses in connection with the organization of the Large Company Select Fund and the registration of its shares under the Securities Act of 1933, as amended, were paid by the Fund. Such expenses are being amortized over a period of five years commencing with the inception date of the Fund.

3. Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 are as follows:


                                                          Purchases     Sales

                                                         ----------- -----------
 Large Company Select Fund.............................. $47,234,316 $27,486,374
 Balanced Fund..........................................  13,854,590  12,979,362
 Small Company Select Fund..............................  12,411,086  17,914,376
 Income Equity Fund.....................................  58,996,543 116,354,319
 U.S. Government Income Fund............................  27,399,787  29,026,559

4. Capital Share Transactions:

 Transactions in capital shares for the Funds were as follows:


                                                 Large Company Select Fund

                                            -----------------------------------
                                               Year Ended        Year Ended
                                            December 31, 1999 December 31, 1998
                                            ----------------- -----------------
CAPITAL TRANSACTIONS:
Investor A Shares:
  Proceeds from shares issued..............    $22,368,396       $ 7,462,897
  Dividends reinvested.....................        627,456         6,003,616
  Shares redeemed..........................     (7,850,245)       (3,998,246)
                                               -----------       -----------
  Change in net assets from Investor A
   share transactions......................    $15,145,607       $ 9,468,267
                                               ===========       ===========
Investor B Shares:
  Proceeds from shares issued..............    $14,199,068       $ 5,846,765
  Dividends reinvested.....................        195,645         1,076,545
  Shares redeemed..........................     (2,209,476)         (826,312)
                                               -----------       -----------
  Change in net assets from Investor B
   share transactions......................    $12,185,237       $ 6,096,998
                                               ===========       ===========
SHARE TRANSACTIONS:
Investor A Shares:
  Issued...................................      1,439,010           569,741
  Reinvested...............................         33,898           432,540
  Redeemed.................................       (506,286)         (309,699)
                                               -----------       -----------
  Change in Investor A Shares..............        966,622           692,582
                                               ===========       ===========
Investor B Shares:
  Issued...................................        949,060           456,092
  Reinvested...............................         10,813            78,735
  Redeemed.................................       (146,067)          (65,435)
                                               -----------       -----------
  Change in Investor B Shares..............        813,806           469,392
                                               ===========       ===========

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1999
Continued

4. Capital Share Transactions, continued:

                                    Balanced Fund                 Small Company
Select Fund

                         -----------------------------------
-----------------------------------
                            Year Ended        Year Ended        Year Ended
Year Ended

                         December 31, 1999 December 31, 1998 December 31, 1999
December 31, 1998
                         ----------------- ----------------- -----------------
-----------------
CAPITAL TRANSACTIONS:
Investor A Shares:
  Proceeds from shares

   issued...............    $ 5,215,058       $ 1,816,435       $ 2,453,810       $
1,355,158

  Dividends reinvested..        167,289         1,709,409           330,134
2,647,256

  Shares redeemed.......     (3,994,745)       (2,408,823)       (5,721,071)
(5,805,686)

                            -----------       -----------       -----------
-----------
  Change in net assets
   from Investor A

   shares transactions..     $1,387,602        $1,117,021       $(2,937,127)
$(1,803,272)

                            ===========       ===========       ===========
===========
Investor B Shares:
  Proceeds from shares
   issued...............     $5,451,206        $1,524,737          $368,780
$598,969

  Dividends reinvested..         76,617         1,899,931            25,529
194,970

  Shares redeemed.......     (2,709,191)       (1,765,526)         (487,406)
(330,044)

                            -----------       -----------       -----------
-----------
  Change in net assets
   from Investor B

   share transactions...    $ 2,818,632       $ 1,659,142       $   (93,097)      $
463,895

                            ===========       ===========       ===========
===========
SHARE TRANSACTIONS:
Investor A Shares:
  Issued................        388,753           135,447           301,620
157,466

  Reinvested............         12,432           131,021            28,410
305,335

  Redeemed..............       (295,776)         (181,427)         (708,626)
(669,783)

                            -----------       -----------       -----------
-----------
  Change in Investor A

   Shares...............        105,409            85,041          (378,596)
(206,982)

                            ===========       ===========       ===========
===========
Investor B Shares:
  Issued................        390,622           109,318
42,601            65,801
  Reinvested............          5,485           140,306
2,145            21,711
  Redeemed..............       (192,578)         (127,777)          (58,866)
(41,980)

                            -----------       -----------       -----------
-----------
  Change in Investor B

   Shares...............        203,529           121,847
(14,120)           45,532
                            ===========       ===========       ===========
===========

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1999
Continued

4. Capital Share Transactions, continued:


                                 Income Equity Fund              U.S. Government
Income Fund

                         -----------------------------------
-----------------------------------
                            Year Ended        Year Ended        Year Ended
Year Ended

                         December 31, 1999 December 31, 1998 December 31, 1999
December 31, 1998
                         ----------------- ----------------- -----------------
-----------------
CAPITAL TRANSACTIONS:
  Investor A Shares:
  Proceeds from shares
   issued...............   $  3,002,649      $  4,928,919       $ 2,428,766       $
1,870,036

  Dividends reinvested..         79,709        10,320,240           247,100
247,700

  Shares redeemed.......    (54,722,808)      (14,154,051)       (6,794,552)
(8,523,069)

                           ------------      ------------       -----------
-----------
  Change in net assets
   from Investor A share
   transactions.........   $(51,640,450)     $  1,095,108       $(4,118,686)
$(6,405,333)

                           ============      ============       ===========
===========
Investor B Shares:
  Proceeds from shares
   issued...............   $    356,807      $  3,230,210       $   608,314       $
119,490

  Dividends reinvested..          6,786         2,021,050
45,467            36,238
  Shares redeemed.......     (6,069,959)       (4,415,775)         (308,471)
(199,775)

                           ------------      ------------       -----------
-----------
  Change in net assets
   from Investor B share
   transactions.........   $ (5,706,366)     $    835,485       $   345,310       $
(44,047)

                           ============      ============       ===========
===========
SHARE TRANSACTIONS:
Investor A Shares:
  Issued................        282,756           405,411           261,961
194,328

  Reinvested............          7,866           981,947
26,621            25,909
  Redeemed..............     (5,331,398)       (1,197,255)         (716,770)
(888,903)

                           ------------      ------------       -----------
-----------
  Change in Investor A

   Shares...............     (5,040,776)          190,103          (428,188)
(668,666)

                           ============      ============       ===========
===========
Investor B Shares:
  Issued................         33,158           252,960
57,557            10,979
  Reinvested............            656           188,168
4,314             3,353
  Redeemed..............       (563,292)         (368,480)          (29,205)
(18,450)

                           ------------      ------------       -----------
-----------
  Change in Investor B

   Shares...............       (529,478)           72,648
32,666            (4,118)
                           ============      ============       ===========
===========

5. Investment Advisory Fee and Other Transactions with Affiliates:

 Investment Advisory Fee--Provident Investment Advisors, Inc., the Fund's investment adviser (the "Adviser"), has entered into an Investment Advisory Agreement with the Trust whereby the Adviser supervises and manages the investment and reinvestment of the assets of the Funds. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds                                           December 31, 1999
Continued

5. Investment Advisory Fee and Other Transactions with Affiliates, continued:


 Fund                                                                Annual Rate
 ----                                                                -----------
 Large Company Select Fund..........................................    0.80%
 Balanced Fund......................................................    0.90%
 Small Company Select Fund..........................................    0.80%
 Income Equity Fund.................................................    0.95%
 Income Fund........................................................    0.40%
 Money Market Fund..................................................    0.15%

 Administration--Federated Services Company ("FServ"), under an Agreement for Administrative Services with the Trust, provides the Funds with certain administrative personnel and services. The fee paid to FServ is equal to 0.17% of the average daily net assets of each Fund.

 Distribution Services Fee--Edgewood Services, Inc., ("Distributor") is the principal underwriter and distributor of the Trust. The Trust has adopted Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plans, the Funds will compensate the Distributor from the net assets of the fund to finance activities intended to result in the sale of the Fund's Investor A Shares and Investor B Shares. The Plans provide that the Funds may incur annual distribution expenses up to 0.25% of the average daily net assets of each Fund's Investor A and B Shares and up to 0.75% of the average daily net assets of each Fund's Investor B Shares to compensate the Distributor. The Distributor does not retain these amounts generally, but uses the fee to compensate investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers, for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals), to promote sales of Shares so that overall Fund assets are maintained or increased.

 Shareholder Service Fee--Under the terms of a Shareholder Services Plan, the Funds may pay compensation, in an amount not to exceed 0.25% of the average daily net assets of each Fund's Investor A and B Shares, to banks and other financial institutions including Provident and its affiliates and the Distributor for providing shareholder services and maintaining shareholder accounts. As of December 31, 1999, there were no shareholder servicing agreements entered into on behalf of the Investor A or B Shares of any of the Funds.

 Custodian, Fund Accounting and Recordkeeping Fees--Provident serves as custodian and fund accountant to the Funds. Under the terms of the Custodian, Fund Accounting and Recordkeeping Agreement, Provident is entitled to receive fees based on a percentage of the average daily net assets of each Fund.

 Transfer and Dividend Disbursing Agent Fees and Expenses--Provident serves as transfer agent and dividend disbursing agent to the Trust. Under the terms of the Master Transfer and Recordkeeping Agreement, Provident is entitled to receive fees based on the number of shareholders of each Fund and to be reimbursed for certain out-of-pocket expenses.

6. Eligible Distributions (unaudited):

 The Trust designates the following percentage of distributions eligible for the dividends received deductions for the following funds;


                                                       Qualified Dividend Income

                                                       -------------------------
 Balanced Fund........................................          11.88%
 Income Equity Fund...................................          96.42%

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds

See Notes which are an integral part of the Financial Statements

                                              Large Company Select Fund

-----------------------------------------------------------------------
                                    Year Ended December 31,                 From
January 2,
                          ----------------------------------------------     1997
through

                                  1999                    1998           December 31,
1997 (a)
                          ----------------------  ----------------------
------------------------
                          Investor A  Investor B  Investor A  Investor B Investor
A    Investor B
                          ----------  ----------  ----------  ----------
----------    ----------
Net Asset Value,
 Beginning of Period....   $ 13.89     $ 13.69     $ 11.34      $11.28    $
10.00        $10.00
                           -------     -------     -------      ------
-------        ------
Income from Investment
 Operations

 Net investment income..     (0.10)      (0.18)      (0.05)      (0.10)
(0.00)        (0.04)
 Net realized and
  unrealized gains
  (losses) on
  investments...........      4.76        4.63        4.47        4.38
2.77          2.72
                           -------     -------     -------      ------
-------        ------
 Total from Investment

  Operations............      4.66        4.45        4.42        4.28
2.77          2.68
                           -------     -------     -------      ------
-------        ------
Less Distributions

 Net realized gains.....     (0.96)      (0.96)      (1.87)      (1.87)
(1.40)        (1.40)
 Tax return of capital..       --          --          --          --
(0.03)          --
                           -------     -------     -------      ------
-------        ------
 Total Distributions....     (0.96)      (0.96)      (1.87)      (1.87)
(1.43)        (1.40)
                           -------     -------     -------      ------
-------        ------
Net Asset Value, End of

 Period.................   $ 17.59     $ 17.18     $ 13.89      $13.69    $
11.34        $11.28
                           =======     =======     =======      ======
=======        ======
Total Return (excludes
 sales/redemption

 charge)................     33.57%      32.52%      39.03%      38.00%
27.93%(b)     26.97%(b)
Ratios to Average Net
 Assets:

Expenses................      1.51%       2.26%       1.66%       2.41%
1.69%(c)      2.47%(c)
Net investment loss.....     (0.75)%     (1.50)%     (0.48)%     (1.28)%
0.00%(c)     (1.10)%(c)
Supplementary Data:
Net Assets, end of
 period (000 omitted)...   $81,318     $25,793     $50,801      $9,416
$33,614        $2,464
Portfolio Turnover (d)..        35%         35%         69%         69%
39%           39%

-------
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds

See Notes which are an integral part of the Financial Statements

                                                                    Balanced Fund

--------------------------------------------------------------------------------------------------
                                                        Years Ended December 31,

--------------------------------------------------------------------------------------------------
                           1999                  1998
1997                  1996             1995
                   --------------------- --------------------- ---------------------
--------------------- ----------
                   Investor A Investor B Investor A Investor B Investor A
Investor B Investor A Investor B Investor A

                   ---------- ---------- ---------- ---------- ---------- ----------
---------- ---------- ----------
Net Asset Value,
 Beginning of

 Period..........   $ 13.04    $ 13.56    $ 12.30    $ 12.71     $11.69    $ 12.04
$ 11.36    $ 11.70     $ 9.79
                    -------    -------    -------    -------     ------    -------
-------    -------     ------
Income from
 Investment
 Operations:

 Net investment

  income.........      0.18       0.07       0.23       0.11       0.23
0.12       0.31       0.26       0.35
 Net realized and
  unrealized
  gains on

  investments....      1.51       1.56       2.84       2.95       1.71
1.77       0.33       0.34       1.66
                    -------    -------    -------    -------     ------    -------
-------    -------     ------
 Total from
  investment

  operations.....      1.69       1.63       3.07       3.06       1.94
1.89       0.64       0.60       2.01
                    -------    -------    -------    -------     ------    -------
-------    -------     ------
Less
Distributions:

 Net investment

  income.........     (0.18)     (0.07)     (0.23)     (0.11)     (0.23)
(0.12)     (0.31)     (0.26)     (0.34)
 In excess of net
  investment

  income.........       --         --       (2.10)     (2.10)     (1.10)
(1.10)       --         --       (0.10)
 Net realized

  gains..........     (1.15)     (1.15)       --         --         --
--         --         --         --
                    -------    -------    -------    -------     ------    -------
-------    -------     ------
 Total

  distributions..     (1.33)     (1.22)     (2.33)     (2.21)     (1.33)
(1.22)     (0.31)     (0.26)     (0.44)
                    -------    -------    -------    -------     ------    -------
-------    -------     ------
Net Asset Value,
 End of Period...   $ 13.40    $ 13.97    $ 13.04    $ 13.56     $12.30    $ 12.71
$ 11.69    $ 12.04     $11.36
                    =======    =======    =======    =======     ======    =======
=======    =======     ======
Total Return
 (excludes

 sales/redemption

 charge).........     13.15%     12.10%     25.29%     24.34%     16.77%
15.82%      5.76%      5.27%     20.83%
Ratios to Average
 Net Assets:

Expenses.........      1.61%      2.42%      1.69%      2.50%      1.86%
2.72%      1.70%      2.54%      1.28%
Net investment

income...........      1.32%      0.52%      1.65%      0.84%      1.80%
0.93%      2.87%      2.03%      3.48%
Expenses (before

 waivers)*.......      1.77%      2.52%      1.85%      2.60%      2.07%
2.82%      1.94%      2.68%      1.67%
Net investment
 income (before
 waivers)*.......      1.15%      0.42%      1.49%      0.74%      1.59%
0.83%      2.63%      1.89%      3.09%
Supplemental
Data:
Net Assets, end

 of period (000
 omitted)........   $12,962    $17,167    $11,247    $13,895     $9,563    $11,483
$10,786    $10,008     $9,427
Portfolio

Turnover (d).....        51%        51%       118%       118%       102%
102%        98%        98%        13%
                   January 17,
                     1995 to

                   December 31,
                     1995 (a)
                   -------------
                    Investor B

                   -------------
Net Asset Value,
 Beginning of
 Period..........     $10.00
                   -------------
Income from
 Investment
 Operations:

 Net investment
  income.........       0.25
 Net realized and
  unrealized
  gains on

  investments....       1.79
                   -------------
 Total from
  investment

  operations.....       2.04
                   -------------
Less
Distributions:

 Net investment
  income.........      (0.24)
 In excess of net
  investment
  income.........      (0.10)
 Net realized
  gains..........        --
                   -------------
 Total

  distributions..      (0.34)
                   -------------
Net Asset Value,
 End of Period...     $11.70
                   =============
Total Return
 (excludes

 sales/redemption
 charge).........      20.53%(b)
Ratios to Average
 Net Assets:

Expenses.........       2.04%(c)
Net investment
income...........       2.69%(c)
Expenses (before
 waivers)*.......       2.84%(c)
Net investment
 income (before
 waivers)*.......       1.89%(c)
Supplemental
Data:
Net Assets, end

 of period (000
 omitted)........     $5,030
Portfolio
Turnover (d).....         13%

-------
  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.
(b) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.

(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds

See Notes which are an integral part of the Financial Statements

                                                  Small Company Select Fund

-------------------------------------------------------------------------------------------
                                                   Years Ended December 31,

-------------------------------------------------------------------------------------------
                            1999                   1998
1997                   1996
                    ---------------------- ----------------------
---------------------- ----------------------
                    Investor A Investor B Investor A Investor B Investor A
Investor B Investor A Investor B

                    ----------  ---------- ----------  ---------- ----------
---------- ----------  ----------
Net Asset Value,
 Beginning of

 Period...........   $  7.89      $ 8.14    $  9.17      $ 9.49    $  9.43      $
9.77    $  9.50      $9.91
                     -------      ------    -------      ------    -------
------    -------      -----
Income from
 Investment
 Operations:

 Net investment

  (loss)..........     (0.14)      (0.20)     (0.09)      (0.15)     (0.04)
(0.08)     (0.14)     (0.15)
 Net realized and
  unrealized gains
  (losses) on
  investment......      3.85        3.94      (0.01)      (0.02)      1.75
1.77       1.10       1.04
                     -------      ------    -------      ------    -------
------    -------      -----
 Total from
  investment

  operations......      3.71        3.74      (0.10)      (0.17)      1.71
1.69       0.96       0.89
                     -------      ------    -------      ------    -------
------    -------      -----
Less Distributions
 Net realized

  gains...........     (0.16)      (0.16)       --          --         --
--         --         --
 In excess of net
  investment

  income..........       --          --       (1.18)      (1.18)     (1.97)
(1.97)     (1.03)     (1.03)
                     -------      ------    -------      ------    -------
------    -------      -----
  Total

   distributions..     (0.16)      (0.16)     (1.18)      (1.18)     (1.97)
(1.97)     (1.03)     (1.03)
                     -------      ------    -------      ------    -------
------    -------      -----
Net Asset Value,
 End of Period....   $ 11.44      $11.72    $  7.89      $ 8.14    $  9.17      $
9.49    $  9.43      $9.77
                     =======      ======    =======      ======    =======
======    =======      =====
Total Return
 (excludes

 sales/redemption

 charge)..........     47.08%      46.01%     (2.26)%     (2.96)%    18.79%
17.86%     10.17%      9.05%
Ratios to Average
 Net Assets:

Expenses..........      1.96%       2.71%      1.97%       2.72%      2.11%
2.86%      1.91%      2.64%
Net investment

 (loss)...........     (1.62)%     (2.37)%    (1.08)%     (1.88)%    (0.43)%
(1.20)%    (1.25)%    (2.01)%
Expenses (before

 waivers)*........      1.96%       2.71%      1.97%       2.72%      2.11%
2.86%      1.91%      2.64%
Net investment

 income (loss)
 (before

 waivers)*........     (1.62)%     (2.37)%    (1.08)%     (1.88)%    (0.43)%
(1.20)%    (1.25)%    (2.01)%
Supplemental Data:
Net Assets, end of
 period (000
 omitted).........   $23,633      $1,931    $19,826      $1,455    $24,312
$1,265    $31,227      $ 687
Portfolio Turnover

(e)...............        65%         65%       114%        114%        67%
67%       162%       162%
                       October 1, 1995 to           Year Ended
                          December 31,             September 30,
                            1995 (b)                 1995 (f)
                    ------------------------------ -------------
                    Investor A     Investor B (a)
                    -------------- ---------------
Net Asset Value,
 Beginning of

 Period...........   $ 10.00           $10.00         $  8.25
                    -------------- --------------- -------------
Income from
 Investment
 Operations:

 Net investment

  (loss)..........     (0.01)           (0.01)          (0.07)
 Net realized and
  unrealized gains
  (losses) on
  investment......     (0.12)           (0.08)           2.14
                    -------------- --------------- -------------
 Total from
  investment

  operations......     (0.13)           (0.09)           2.07
                    -------------- --------------- -------------
Less Distributions
 Net realized

  gains...........       --               --              --
 In excess of net
  investment

  income..........     (0.37)             --            (0.32)
                    -------------- --------------- -------------
  Total

   distributions..     (0.37)             --            (0.32)
                    -------------- --------------- -------------
Net Asset Value,
 End of Period....   $  9.50           $ 9.91         $ 10.00
                    ============== =============== =============
Total Return
 (excludes

 sales/redemption

 charge)..........     (1.20)%(c)        (.90)%(c)      25.12%
Ratios to Average
 Net Assets:
Expenses..........      1.76%(d)         2.30%(d)        2.61%
Net investment
 (loss)...........     (0.49)%(d)       (1.69)%(d)      (0.73)%
Expenses (before
 waivers)*........      1.77%(d)         2.39%(d)        2.61%
Net investment
 income (loss)
 (before

 waivers)*........     (0.50)%(d)       (1.78)%(d)      (0.73)%
Supplemental Data:
Net Assets, end of
 period (000
 omitted).........   $40,995           $   72         $44,500
Portfolio Turnover
(e)...............        46%              46%            197%

-------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.
(b) As of September 30, 1995, the Small Company Select Fund acquired all of the assets of the MIM Stock Appreciation Fund and the MIM Stock Growth Fund. Financial highlights for periods prior to September 30, 1995 represent the performance of the MIM Stock Appreciation Fund. The per share data for the periods prior to September 30, 1995 have been restated to reflect the impact of the change of net asset value of the Small Company Select Fund on September 30, 1995 from $17.34 to $10.00.

(c)  Not annualized.
(d)  Annualized.
(e) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(f)  Audited by other auditors.


--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds

See Notes which are an integral part of the Financial Statements

                                                            Income Equity Fund

------------------------------------------------------------------------------------------------------
                                                        Years ended December 31,

------------------------------------------------------------------------------------------------------
                           1999                      1998
1997                  1996             1995
                   ------------------------  ---------------------
--------------------- --------------------- ----------
                   Investor A Investor B Investor A Investor B Investor A
Investor B Investor A Investor B Investor A

                   ----------    ----------  ---------- ---------- ----------
---------- ---------- ---------- ----------
Net Asset Value,
 Beginning of

 Period..........   $ 10.47       $ 10.76     $ 11.68    $ 11.98    $ 11.92    $
12.16    $ 11.70     $11.85    $ 10.15
                    -------       -------     -------    -------    -------
-------    -------     ------    -------
Income from
 Investment
 Operations:

 Net investment

  income.........      0.03         (0.07)       0.12       0.03       0.16
0.06       0.21       0.12       0.27
 Net realized and

  unrealized

  gains (losses)
  on

  investments....      0.75          0.79        0.25       0.25       3.11
3.17       2.12       2.21       2.89
                    -------       -------     -------    -------    -------
-------    -------     ------    -------
 Total from
  Investment

  Operations.....      0.78          0.72        0.37       0.28       3.27
3.23       2.33       2.33       3.16
                    -------       -------     -------    -------    -------
-------    -------     ------    -------
Less
Distributions:

 Net investment

  income.........     (0.00)(e)       --        (0.12)     (0.04)     (0.16)
(0.06)     (0.21)     (0.12)     (0.27)
 In excess of net
  investment

  income.........       --            --        (1.46)     (1.46)     (3.35)
(3.35)     (1.90)     (1.90)     (1.34)
 Tax return of

  capital........     (0.03)        (0.01)        --         --         --
--         --         --         --
                    -------       -------     -------    -------    -------
-------    -------     ------    -------
 Total

  distributions..     (0.03)        (0.01)      (1.58)     (1.50)     (3.51)
(3.41)     (2.11)     (2.02)     (1.61)
                    -------       -------     -------    -------    -------
-------    -------     ------    -------
Net Asset Value,
 End of Period...   $ 11.22       $ 11.47     $ 10.47    $ 10.76    $ 11.68    $
11.98    $ 11.92     $12.16    $ 11.70
                    =======       =======     =======    =======    =======
=======    =======     ======    =======
Total return
 (excludes

 sales/redemption

 charge).........      7.44%         6.65%       3.37%      2.51%     28.20%
27.19%     19.88%     19.67%     31.45%
Ratios to Average
 Net Assets:

Expenses.........      1.84%         2.63%       1.76%      2.54%      1.75%
2.55%      1.76%      2.48%      1.49%
Net investment

 income..........      0.22%        (0.50)%      1.03%      0.25%      1.21%
0.40%      1.62%      0.88%      2.27%
Expenses (before

 waivers)*.......      1.87%         2.63%       1.79%      2.54%      1.80%
2.55%      1.85%      2.54%      1.74%
Net investment
 income (before
 waivers)*.......      0.19%        (0.50)%      1.00%      0.25%      1.16%
0.40%      1.53%      0.82%      2.02%
Supplementary
Data:
Net Assets, at

 end of period
 (000)...........   $26,075       $11,574     $77,144    $16,563    $83,841
$17,563    $73,368     $7,632    $60,845
Portfolio

Turnover (c).....       128%          128%        129%       129%       157%
157%       166%       166%       180%
                   January 17,
                     1995 to

                   December 31,
                     1995 (a)
                   -------------
                    Investor B

                   -------------
Net Asset Value,
 Beginning of
 Period..........     $10.00
                   -------------
Income from
 Investment
 Operations:

 Net investment
  income.........       0.13
 Net realized and

  unrealized

  gains (losses)
  on

  investments....       2.78
                   -------------
 Total from
  Investment

  Operations.....       2.91
                   -------------
Less
Distributions:

 Net investment
  income.........      (0.13)
 In excess of net
  investment
  income.........      (0.93)
 Tax return of
  capital........        --
                   -------------
 Total

  distributions..      (1.06)
                   -------------
Net Asset Value,
 End of Period...     $11.85
                   =============
Total return
 (excludes

 sales/redemption
 charge).........      29.28%(d)
Ratios to Average
 Net Assets:

Expenses.........       2.46%(b)
Net investment
 income..........       1.12%(b)
Expenses (before
 waivers)*.......       2.51%(b)
Net investment
 income (before
 waivers)*.......       1.07%
Supplementary
Data:
Net Assets, at

 end of period
 (000)...........     $2,833
Portfolio
Turnover (c).....        180%

-------
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Annualized.

(c) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(d) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.

(e)  Actual Amount $(0.0038).


--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds


                                                       U.S. Government Income Fund

---------------------------------------------------------------------------------------------------
                                                        Years ended December 31,

---------------------------------------------------------------------------------------------------
                           1999                   1998
1997                  1996             1995
                   ---------------------- --------------------- ---------------------
--------------------- ----------
                   Investor A Investor B Investor A Investor B Investor A
Investor B Investor A Investor B Investor A

                   ----------  ---------- ---------- ---------- ---------- ----------
---------- ---------- ----------
Net Asset Value,
 Beginning of

 Period..........   $  9.65      $10.93    $  9.48     $10.68    $  9.43
$10.64    $  9.71     $10.95    $  8.92
Income from
 Investment
 Operations:

 Net investment

  income.........      0.48        0.45       0.47       0.44       0.49
0.48       0.52       0.49       0.54
 Net realized and

  unrealized

  gains (losses)
  on

  investments....     (0.62)      (0.69)      0.17       0.19       0.14
0.14      (0.29)     (0.31)      0.79
                    -------      ------    -------     ------    -------
------    -------     ------    -------
 Total from
  investment

  operations.....     (0.14)      (0.24)      0.64       0.63       0.63
0.62       0.23       0.18       1.33
                    -------      ------    -------     ------    -------
------    -------     ------    -------
Less
Distributions:

 Net investment

  income.........     (0.49)      (0.41)     (0.47)     (0.38)     (0.50)
(0.49)     (0.51)     (0.49)     (0.54)
 In excess of net
  investment

  income.........       --          --         --         --       (0.08)
(0.09)       --         --         --
                    -------      ------    -------     ------    -------
------    -------     ------    -------
 Total

  Distributions..     (0.49)      (0.41)     (0.47)     (0.38)     (0.58)
(0.58)     (0.51)     (0.49)     (0.54)
                    -------      ------    -------     ------    -------
------    -------     ------    -------
Net Asset Value,
 End of Period...   $  9.02      $10.28    $  9.65     $10.93    $  9.48
$10.68    $  9.43     $10.64    $  9.71
                    =======      ======    =======     ======    =======
======    =======     ======    =======
Total Return
 (excludes

 sales/redemption

 charge).........     (1.43)%     (2.25)%     6.95%      6.03%      6.94%
6.07%      2.51%      1.72%     15.22%
Ratios to Average
 Net Assets:

Expenses.........      1.08%       1.89%      1.12%      1.93%      1.14%
1.95%      1.11%      1.96%      1.09%
Net investment

income...........      5.18%       4.40%      4.90%      4.09%      5.40%
4.56%      5.45%      4.59%      5.74%
Expenses (before

 waivers)*.......      1.14%       1.89%      1.18%      1.93%      1.20%
1.95%      1.20%      1.96%      1.18%
Net investment
 income (before
 waivers)*.......      5.12%       4.40%      4.84%      4.09%      5.34%
4.56%      5.36%      4.59%      5.65%
Supplemental
Data:
Net Assets, end

 of period (000
 omitted)........   $36,720      $1,554    $43,411     $1,294    $49,017
$1,309    $33,694     $1,296    $36,538
Portfolio

Turnover (c).....        74%         74%       109%       109%        71%
71%        53%        53%        75%
                   January 17,
                     1995 to

                   December 31,
                     1995 (a)
                   -------------
                    Investor B

                   -------------
Net Asset Value,
 Beginning of
 Period..........     $10.00
Income from
 Investment
 Operations:

 Net investment
  income.........       0.43
 Net realized and

  unrealized

  gains (losses)
  on

  investments....       0.94
                   -------------
 Total from
  investment

  operations.....       1.37
                   -------------
Less
Distributions:

 Net investment
  income.........      (0.42)
 In excess of net
  investment
  income.........        --
                   -------------
 Total

  Distributions..      (0.42)
                   -------------
Net Asset Value,
 End of Period...     $10.95
                   =============
Total Return
 (excludes

 sales/redemption
 charge).........      13.96%(d)
Ratios to Average
 Net Assets:

Expenses.........       1.90%(b)
Net investment
income...........       4.80%(b)
Expenses (before
 waivers)*.......       1.90%(b)
Net investment
 income (before
 waivers)*.......       4.80%(b)
Supplemental
Data:
Net Assets, end

 of period (000
 omitted)........     $1,263
Portfolio
Turnover (c).....         75%

-------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Annualized.

(c) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(d) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.

See Notes which are an integral part of the Financial Statements


--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds


                              U.S. Government Securities Money Market Fund
                              ------------------------------------------------
                                        Years Ended December 31,
                              ------------------------------------------------
                                1999      1998      1997      1996      1995
                              --------  --------  --------  --------  --------
Net Asset Value,
 Beginning of Year..........  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                              --------  --------  --------  --------  --------
Income from Investment
Operations:

 Net investment income......     0.045     0.048     0.049     0.046     0.050
                              --------  --------  --------  --------  --------
Less Distributions:
 Net investment income......    (0.045)   (0.048)   (0.049)   (0.046)   (0.050)
                              --------  --------  --------  --------  --------
Net Asset Value,
 End of Year................  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                              ========  ========  ========  ========  ========
 Total Return...............      4.61%     4.93%     5.02%     4.89%     5.52%
Ratios to Average Net
assets:
Expenses....................      0.58%     0.66%     0.64%     0.59%     0.58%
Net investment income.......      4.53%     4.82%     4.90%     4.78%     5.34%
Expenses (before waivers)*..      0.73%     0.81%     0.79%     0.84%     0.83%
Net investment income
(before waivers)*...........      4.38%     4.67%     4.75%     4.53%     5.09%
Supplemental Data:
Net Assets, end of year (000
omitted)....................  $194,528  $188,847  $142,569  $181,017  $157,495

-------
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

See Notes which are an integral part of the Financial Statements



                           The Riverfront Funds, Inc.

                               INVESTMENT ADVISER

                       Provident Investment Advisors, Inc.

                             One East Fourth Street

                             Cincinnati, Ohio 45202

                                   DISTRIBUTOR

                             Edgewood Services, Inc.

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-5829

                       FOR ADDITIONAL INFORMATION CALL:
                               The Provident Bank

                              Mutual Fund Services

                                 1-800-424-2295

This report must be preceded or accompanied by the Funds' prospectus which contains facts concerning its objectives and policies, management fees, expenses and other information.

Cusip 768709602 Cusip 768709701 Cusip 768709404 Cusip 768709800 Cusip 768709842
Cusip 768709834 Cusip 768709107 Cusip 768709867 Cusip 768709859 Cusip 768709305
Cusip 768709875 G02568-01 (2/00)




                                       APPENDIX

A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor A Shares (No Load) of The Riverfront Large Company Select Fund (the "Fund") are represented by a solid line. The Lipper Large-Cap Core Average (the "LCCA") is represented by a dashed line. The S&P 500 Index (the "S&P 500") is represented by a dash-dot-dash-dot-dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares (No Load) of the Fund, the LCCA, and the S&P 500. The "x" axis reflects computation periods from August 30, 1986 to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor A Shares (No Load) as compared to the LCCA, and the S&P 500. The ending values were $69,273, $59,977, and $70,063, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor A Shares (No Load) Average Annual Total Returns for the one-year, five-year, ten-year, and start of performance (August 30, 1986) periods ended December 31, 1999. The total returns were 33.57%, 31.95%, 18.34%, and 16.49%, respectively.

A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor A Shares of The Riverfront Large Company Select Fund (the "Fund"), based on a 4.50% sales charge, are represented by a solid line. The Lipper Large-Cap Core Average (the "LCCA") is represented by a dotted line. The S&P 500 Index (the "S&P 500") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares of the Fund (based on a 4.50% sales charge), the LCCA, and the S&P 500. The "x" axis reflects computation periods from August 30, 1986 to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor A Shares, based on a 4.50% sales charge, as compared to the LCCA, and the S&P 500. The ending values were $62,888, $59,977, and $70,063, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor A Shares Average Annual Total Returns, based on a 4.50% sales charge, for the one-year, five-year, ten-year, and start of performance (August 30, 1986) periods ended December 31, 1999. The total returns were 27.60%, 30.74%, 17.79%, and 16.08%, respectively.

A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor B Shares of The Riverfront Large Company Select Fund (the "Fund"), reflecting the applicable contingent deferred sales charge, are represented by a solid line. The Lipper Large-Cap Core Average (the "LCCA") is represented by a dotted line. The S&P 500 Index (the "S&P 500") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor B Shares of the Fund (reflecting the applicable contingent deferred sales charge), the LCCA, and the S&P 500. The "x" axis reflects computation periods from January 2, 1997 to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor B Shares, reflecting the applicable contingent deferred sales charge, as compared to the LCCA, and the S&P 500. The ending values were $23,033, $19,547, and $20,762, respectively.

 The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor B Shares Average Annual Total Returns, reflecting the applicable contingent deferred sales charge, for the one-year, and start of performance (January 2, 1997) periods ended December 31, 1999. The total returns were 28.52%, and 31.10%, respectively.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor A Shares (No Load) of The Riverfront Balanced Fund (the "Fund") are represented by a solid line. The S&P 500 Index (the "S&P 500") is represented by a dashed line. The Lehman Brothers Intermediate Government/Corporate Bond Index (the "LBIG/CBI") is represented by a dotted line. The Lipper Balanced Average (the "LBA") is represented by a dot-dash-dash-dashed line. The Blended 50% S&P and 50% Lehman Brothers Intermediate Government/Corporate Bond Index (the "Blended 50/50") is represented by a dot-dash-dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares (No Load) of the Fund, the S&P 500, the LBIG/CBI, the LBA, and the Blended 50/50. The "x" axis reflects computation periods from September 1, 1994 to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor A Shares (No Load) as compared to the S&P 500, the LBIG/CBI, the LBA, and the Blended 50/50. The ending values were $20,981, $34,255, $13,943, $20,180, and $22,390, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor A Shares (No Load) Average Annual Total Returns for the one-year, five-year and start of performance (September 1, 1994) periods ended December 31, 1999. The total returns were 13.15%,%16.17 and 14.91%, respectively.

A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor A Shares of The Riverfront Balanced Fund (the "Fund"), based on a 4.50% sales charge, are represented by a solid line. The S&P 500 Index (the "S&P 500") is represented by a dashed line. The Lehman Brothers Intermediate Government/Corporate Bond Index (the "LBIG/CBI") is represented by a dotted line. The Lipper Balanced Average (the "LBA") is represented by a dot-dash-dash-dashed line. The Blended 50% S&P and 50% Lehman Brothers Intermediate Government/Corporate Bond Index (the "Blended 50/50") is represented by a dot-dash-dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares of the Fund (based on a 4.50% sales charge), the S&P 500, the LBIG/CBI, the LBA, and the Blended 50/50. The "x" axis reflects computation periods from September 1, 1994 to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor A Shares, based on a 4.50% sales charge, as compared to the S&P
     500, the LBIG/CBI, the LBA, and the Blended 50/50. The ending values were $19,140, $34,255, $13,943, $20,180, and $22,390, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor A Shares Average Annual Total Returns, based on a 4.50% sales charge, for the one-year, five-year and start of performance (September 1, 1994) periods ended December 31, 1999. The total returns were 8.09%, 15.10% and 13.92%, respectively.

A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor B Shares of The Riverfront Balanced Fund (the "Fund"), reflecting the applicable contingent deferred sales charge, are represented by a solid line. The S&P 500 Index (the "S&P 500") is represented by a dashed line. The Lehman Brothers Intermediate Government/Corporate Bond Index (the "LBIG/CBI") is represented by a dot-dot-dash-dot-dashed line. The Lipper Balanced Average (the "LBA") is represented by a dotted line. The Blended 50% S&P and 50% Lehman Brothers Intermediate Government/Corporate Bond Index (the "Blended 50/50") is represented by a dot-dash-dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor B Shares of the Fund (reflecting the applicable contingent deferred sales charge), the S&P 500, the LBIG/CBI, the LBA, and the Blended 50/50. The "x" axis reflects computation periods from September 1, 1994 to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor B Shares, reflecting the applicable contingent deferred sales charge, as compared to the S&P 500, the LBIG/CBI, the LBA, and the Blended 50/50. The ending values were $17,771, $35,122, 16,182, $20,722, and $22,996, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor B Shares Average Annual Total Returns, reflecting the applicable contingent deferred sales charge, for the one-year and start of performance (January 17, 1995) periods ended December 31, 1999. The total returns were 8.10% and 15.34%, respectively.

A7. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor A Shares (No Load) of The Riverfront Small Company Select Fund (the "Fund") are represented by a solid line. The Russell 2000 Index (the "R2000") is represented by a dash-dot-dash-dot-dotted line. The S&P 600 Small Cap Index (the "S&P 600") is represented by a dashed line. The Lipper Small Cap Average (the "LSCA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares (No Load) of the Fund, the R2000, the S&P 600, and the LSCA. The "x" axis reflects computation periods from July 23, 1987 to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor A Shares (No Load) as compared to the R2000, the S&P 600, and the LSCA. The ending values were $54,524, $40,875, $38,817, and $45,923, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor A Shares (No Load) Average Annual Total Returns for the one-year, five-year, ten-year, and start of performance (July 23, 1987) periods ended December 31, 1999. The total returns were 47.08%, 19.20%, 16.75%, and 12.25%, respectively.

A8. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor A Shares of The Riverfront Small Company Select Fund (the "Fund"), based on a 4.50% sales charge, are represented by a solid line. The Russell 2000 Index (the "R2000") is represented by a dash-dot-dash-dot-dotted line. The S&P 600 Small Cap Index (the "S&P 600") is represented by a dashed line. The Lipper Small Cap Average (the "LSCA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares of the Fund (based on a 4.50% sales charge), the R2000, the S&P 600, and the LSCA. The "x" axis reflects computation periods from July 23, 1987 to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor A Shares, based on a 4.50% sales charge, as compared to the R2000, the S&P 600, and the LSCA. The ending values were $49,752, $31,115, $38,817, and $45,923, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor A Shares Average Annual Total Returns, based on a 4.50% sales charge, for the one-year, five-year, ten-year, and start of performance (July 23, 1987) periods ended December 31, 1999. The total returns were 40.49%, 18.09%, 16.20%, and 11.84%, respectively.

A9. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor B Shares of The Riverfront Small Company Select Fund (the "Fund"), reflecting the applicable contingent deferred sales charge, are represented by a solid line. The Russell 2000 Index (the "R2000") is represented by a dash-dot-dash-dot-dotted line. The S&P 600 Small Cap Index (the "S&P 600") is represented by a dashed line. The Lipper Small Cap Average (the "LSCA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor B Shares of the Fund, reflecting the applicable contingent deferred sales charge, the R2000, the S&P 600, and the LSCA. The "x" axis reflects computation periods from October 1, 1995 to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor B Shares (reflecting the applicable contingent sales charge), as compared to the R2000, the S&P 600, and the LSCA. The ending values were $17,210, $17,209, $16,980, and $19,047, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor B Shares Average Annual Total Returns, reflecting the applicable contingent deferred sales charge, for the one-year and start of performance (October 1, 1995) periods ended December 31, 1999. The total returns were 42.00% and 14.59%, respectively.

A10. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor A Shares (No Load) of The Riverfront Income Equity Fund (the "Fund") are represented by a solid line. The S&P 500 Index (the "S&P 500") is represented by a dashed line. The Lipper Equity Income Average (the "LEIA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares (No
     Load) of the Fund, the S&P 500, and the LEIA. The "x" axis reflects computation periods from October 8, 1992 to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor A Shares (No
     Load) as compared to the S&P 500 and the LEIA. The ending values were $28,197, $39,577, and $26,529, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor A Shares (No Load) Average Annual Total Returns for the one-year, five-year and start of performance (October 8, 1992) periods ended December 31, 1999. The total returns were 7.44%, 17.53%, and 15.41%, respectively.

A11. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor A Shares of The Riverfront Income Equity Fund (the "Fund"), based on a 4.50% sales charge, are represented by a solid line. The S&P 500 Index (the "S&P 500") is represented by a dashed line. The Lipper Equity Income Average (the "LEIA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares of the Fund (based on a 4.50% sales charge), the S&P 500, and the LEIA. The "x" axis reflects computation periods from October 8, 1992 to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor A Shares, based on a 4.50% sales charge, as compared to the S&P 500 and the LEIA. The ending values were $25,726, $39,577, and $26,529, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor A Shares Average Annual Total Returns, based on a 4.50% sales charge, for the one-year, five-year and start of performance (October 8, 1992) periods ended December 31, 1999. The total returns were 2.64%, 16.45%, and 14.68%, respectively.

A12. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor B Shares of The Riverfront Income Equity Fund (the "Fund"), reflecting the applicable contingent deferred sales charge, are represented by a solid line. The S&P 500 Index (the "S&P 500") is represented by a dashed line. The Lipper Equity Income Average (the "LEIA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor B Shares of the Fund (reflecting the applicable contingent deferred sales charge), the S&P 500, and the LEIA. The "x" axis reflects computation periods from January 17, 1995 to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor B Shares, reflecting the applicable contingent deferred sales charge, as compared to the S&P 500 and the LEIA. The ending values were $21,318, $35,122, and $22,655, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor B Shares Average Annual Total Returns, reflecting the applicable contingent deferred sales charge, for the one-year and start of performance (January 17, 1995) periods ended December 31, 1999. The total returns were2.65% and 16.50%, respectively.

A13. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor A Shares (No Load) of The Riverfront U.S. Government Income Fund (the "Fund") are represented by a solid line. The Lehman Brothers U.S. Government Index (the "LBUSGI") is represented by a dashed line. The Lipper Intermediate U.S. Government Index (the "LIUSGI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares (No Load) of the Fund, the LBUSGI, and the LIUSGI. The "x" axis reflects computation periods from October 1, 1992 to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor A Shares (No Load) as compared to the LBUSGI and the LIUSGI. The ending values were $13,457, $15,311, and $14,373, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor A Shares (No Load) Average Annual Total Returns for the one-year, five-year and start of performance (October 1, 1992) periods ended December 31, 1999. The total returns were -1.43%, 5.89%, and 4.19%, respectively.

A14. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The Investor A Shares of The Riverfront U.S. Government Income Fund (the "Fund"), based on a 4.50% sales charge, are represented by a solid line. The Lehman Brothers U.S. Government Index (the "LBUSGI") is represented by a dashed line. The Lipper Intermediate U.S. Government Index (the "LIUSGI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor A Shares of the Fund (based on a 4.50% sales charge), the LBUSGI, and the LIUSGI. The "x" axis reflects computation periods from October 1, 1992 to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor A Shares, based on a 4.50% sales charge, as compared to the LBUSGI, and the LIUSGI. The ending values were $12,281, $15,311, and $14,373, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor A Shares Average Annual Total Returns, based on a 4.50% sales charge, for the one-year, five-year and start of performance (October 1, 1992) periods ended December 31, 1999. The total returns were -5.82%, 4.92%, and 3.53 %, respectively.

A15. The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding  components  of the  line  graph  are  listed  in  the  right quadrants of the graphic presentation. The Investor B Shares of The Riverfront U.S. Government Income Fund (the "Fund"), reflecting the applicable contingent deferred sales charge, are represented by a solid line. The Lehman Brothers U.S. Government Index (the "LBUSGI") is represented by a dashed line. The Lipper Intermediate U.S. Government Index (the "LIUSGI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Investor B Shares of the Fund (reflecting the applicable contingent deferred sales charge), the LBUSGI, and the LIUSGI. The "x" axis reflects computation periods from January 17, 1995 to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Investor B Shares, reflecting the applicable contingent deferred sales charge, as compared to the LBUSGI, and the LIUSGI. The ending values were $12,543, $14,314, and $13,783, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Investor B Shares Average Annual Total Returns, reflecting the applicable contingent deferred sales charge, for the one-year and start of performance (January 17, 1995) periods ended December 31, 1999. The total returns were -6.01% and 4.68%, respectively.

A16. The graphic  presentation  here  displayed  consists  of a line graph.  The corresponding components of the line graph are listed in the right quadrants of the graphic presentation. The shares of The Riverfront U.S. Government Securities Money Market Fund (the "Fund") are represented by a solid line. The U.S. 30-Day Treasury Bill Index is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the shares of the Fund and the U.S. 30-Day Treasury Bill Index. The "x" axis reflects computation periods from 10/1/1992 to December 31, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's shares as compared to the U.S. 30-Day Treasury Bill Index. The ending values were $13,736 and $14,200, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's shares Average Annual Total Return for the one-year, five-year, and start of performance (10/8/1992) periods ended to December 31, 1999, and the 7-day net yield. The total returns were 4.61%, 4.99%, and 4.53%, respectively, and the net yield was 5.06%.